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                                                                    EXHIBIT 10.7


                                LOAN AGREEMENT

                                BY AND BETWEEN

                                 BANK ONE, NA
                                  AS LENDER

                                     AND

                         LONG BEACH ACCEPTANCE CORP.
                                 AS BORROWER

                                EFFECTIVE AS OF

                                AUGUST 16, 2000

                                COLUMBUS, OHIO


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                                LOAN AGREEMENT
                               TABLE OF CONTENTS

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RECITALS ..................................................................  1
AGREEMENT .................................................................  1
SECTION 1. CERTAIN DEFINITIONS AND TERMS ..................................  1
1.1    Advance Request ....................................................  1
1.2    Affiliate ..........................................................  1
1.3    Agreement ..........................................................  1
1.4    Assignment .........................................................  1
1.5    Borrowing Base .....................................................  2
1.6    Borrowing Base Report ..............................................  2
1.7    Borrowing Date .....................................................  2
1.8    Business Day .......................................................  2
1.9    Calculation Date ...................................................  2
1.10   Change of Control ..................................................  2
1.11   Chase ..............................................................  2
1.12   Chase Lockbox Agreement ............................................  2
1.13   Claim ..............................................................  2
1.14   Closing Date .......................................................  2
1.15   Code ...............................................................  2
1.16   Collateral .........................................................  3
1.17   Collection Account .................................................  3
1.18   Commitment .........................................................  3
1.19   Commitment Fee .....................................................  3
1.20   Commitment Period ..................................................  3
1.21   Commitment Termination Date ........................................  3
1.22   Confidential Information ...........................................  3
1.23   Contracts ..........................................................  3
1.24   Current Financials .................................................  3
1.25   Custodian ..........................................................  3
1.26   Custody Agreement ..................................................  3
1.27   Debt ...............................................................  3
1.28   Default ............................................................  4
1.29   Default Rate .......................................................  4
1.30   Eligible Contract ..................................................  4
1.31   ERISA ..............................................................  5
1.32   ERISA Affiliate ....................................................  5
1.33   Event of Default ...................................................  5
1.34   Financial Report Certificate .......................................  5
1.35   Financial Statements ...............................................  5
1.36   GAAP ...............................................................  6
1.37   Governmental Authority .............................................  6


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1.38   Guarantors .........................................................  6
1.39   Guaranty ...........................................................  6
1.40   Indemnified Party ..................................................  6
1.41   Indemnity Matters ..................................................  6
1.42   Interest Remittance Date ...........................................  6
1.43   Law ................................................................  6
1.44   Legal File .........................................................  6
1.45   LIBOR Rate .........................................................  6
1.46   Lien ...............................................................  7
1.47   Lien Certificate ...................................................  7
1.48   Litigation .........................................................  7
1.49   Loan Document(s) ...................................................  7
1.50   Loan Guidelines ....................................................  7
1.51   Lockbox Account ....................................................  7
1.52   Lockbox Depository .................................................  7
1.53   Lockboxes ..........................................................  7
1.54   Material Adverse Effect ............................................  7
1.55   Maximum Rate .......................................................  7
1.56   Multiemployer Plan .................................................  8
1.57   Net Worth ..........................................................  8
1.58   Obligations ........................................................  8
1.59   Obligor ............................................................  8
1.60   Origination Date ...................................................  8
1.61   Person .............................................................  8
1.62   Plan ...............................................................  8
1.63   Program ............................................................  8
1.64   Revolving Credit Loans .............................................  8
1.65   Revolving Credit Note ..............................................  8
1.66   Revolving Rate .....................................................  8
1.67   Rights .............................................................  9
1.68   Security Agreement .................................................  9
1.69   Security Documents .................................................  9
1.70   Special Purpose Subsidiary .........................................  9
1.71   Subsidiary .........................................................  9
1.72   Taxes ..............................................................  9
1.73   Termination Fee ....................................................  9
1.74   UCC ................................................................  9
1.75   Unused Line Fee ....................................................  9
1.76   Wire Address .......................................................  9
1.77   Warehouse Facilities ............................................... 10

SECTION 2.  REVOLVING CREDIT FACILITY ..................................... 10
2.1    Revolving Credit Commitment ........................................ 10
2.2    Borrowing Procedure; Disbursement .................................. 10

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                                                                            PAGE
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2.3      Revolving Credit Note ............................................. 10
2.4      Manner of Payments ................................................ 10
2.5      Interest .......................................................... 11
2.6      Computation of Interest ........................................... 11
2.7      Default Rate ...................................................... 12
2.8      Principal Payments ................................................ 12
2.9      Mandatory Payment of Revolving Credit Loans ....................... 12
2.10     Cancellation of Commitment ........................................ 12
2.11     Voluntary Principal Prepayments ................................... 13
2.12     Termination Fee ................................................... 13
2.13     Order of Application .............................................. 13
2.14     Use of Proceeds ................................................... 13
2.15     Unused Line Fee ................................................... 13
2.16     Commitment Fee .................................................... 13
2.17     Application of Payments, Establishment of Lockboxes, Lockbox
         Account and Collection Account .................................... 14

SECTION 3.  CONDITIONS PRECEDENT ........................................... 14
3.1      Initial Loans ..................................................... 14
3.2      Each Loan ......................................................... 14
3.3      Waiver of Conditions .............................................. 15


SECTION 4.  REPRESENTATIONS AND WARRANTIES ................................. 15
4.1      Organization and Powers ........................................... 15
4.2      Validity and Binding Nature ....................................... 15
4.3      Compliance with Laws and Documents ................................ 16
4.4      Prior Names ....................................................... 16
4.5      Relationship with Lender .......................................... 16
4.6      Financial Statements .............................................. 16
4.7      Registrations and Licenses ........................................ 16
4.8      Litigation ........................................................ 16
4.9      Taxes ............................................................. 17
4.10     Government Regulation ............................................. 17
4.11     Employee Benefit Plans ............................................ 17
4.12     Purpose of Loan ................................................... 17
4.13     Properties; Liens; Debt ........................................... 17
4.14     Material Agreements ............................................... 17
4.15     No Consents ....................................................... 17
4.16     Ownership and Control ............................................. 18
4.17     General ........................................................... 18
4.18     Subsequent Affirmations ........................................... 18


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                                                                            PAGE
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SECTION 5.  COVENANTS ...................................................... 18
5.1      Affirmative Covenants ............................................. 18
         5.1(a)  Compliance with Law; Maintenance of Properties ............ 18
         5.1(b)  Insurance ................................................. 19
         5.1(c)  Inspection ................................................ 19
         5.1(d)  Further Assurances ........................................ 19
         5.1(e)  Indemnity ................................................. 19
         5.1(f)  Books and Records ......................................... 20
         5.1(g)  Taxes ..................................................... 20
         5.1(h)  Payment of Obligations .................................... 20
         5.1(i)  Expenses of Lender ........................................ 21
         5.1(j)  Supplemented Schedules .................................... 21
         5.1(k)  Reserved .................................................. 21
         5.1(l)  Delivery of Contracts ..................................... 21
         5.1(m)  Annual Independent Certified Public Accountant's Report ... 22
5.2      Negative Covenants ................................................ 22
         5.2(a)  Debt ...................................................... 22
         5.2(b)  Acquisitions, Mergers and Dissolutions .................... 23
         5.2(c)  Loans, Advances and Investments ........................... 23
         5.2(d)  Employee Benefit Plans .................................... 23
         5.2(e)  Dividends ................................................. 23
         5.2(f)  Issuance of Securities .................................... 23
         5.2(g)  Transactions with Guarantor, Affiliates or Subsidiaries ... 24
         5.2(h)  Change in Management of Borrower .......................... 24
         5.2(i)  Debt to Net Worth ......................................... 24
         5.2(j)  Net Worth ................................................. 24
         5.2(k)  Net Worth of Guarantor .................................... 24
         5.2(l)  Compliance with Laws and Documents ........................ 24
         5.2(m)  New Businesses ............................................ 25
         5.2(n)  Fiscal Year and Accounting Methods ........................ 25
         5.2(o)  Use of Name Confidentiality ............................... 25
         5.2(p)  Business Locations ........................................ 25
         5.2(q)  Modification of Loan Guidelines ........................... 25
5.3      Reporting Requirements ............................................ 25
5.4      Use of Reports .................................................... 27
5.5      Audits ............................................................ 27


SECTION 6.   EVENTS OF DEFAULT ............................................. 28
6.1      Payment of Obligation ............................................. 28
6.2      Other Covenants ................................................... 28
6.3      Loan Documents and Security Documents ............................. 28
6.4      Bankruptcy ........................................................ 28
6.5      Attachment ........................................................ 28
6.6      Payment of Judgments .............................................. 28


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                                                                            PAGE
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6.7      Default Under Other Debt .......................................... 29
6.8      Material Adverse Effect ........................................... 29
6.9      Misrepresentation ................................................. 29


SECTION 7.  RIGHTS AND REMEDIES ............................................ 29
7.1      Remedies .......................................................... 29
7.2      Performance by Lender ............................................. 30
7.3      Delegation of Duties and Rights ................................... 31
7.4      Expenditures by Lender ............................................ 30


SECTION 8.  MISCELLANEOUS .................................................. 30
8.1      Notices ........................................................... 30
8.2      Amendments, Etc. .................................................. 31
8.3      No Waiver; Remedies Cumulative .................................... 31
8.4      Successors and Assigns ............................................ 31
8.5      Number and Gender of Words ........................................ 31
8.6      Headings .......................................................... 31
8.7      Exhibits and Schedules ............................................ 31
8.8      Form and Number of Documents ...................................... 31
8.9      Conflicts ......................................................... 32
8.10     Waivers by Borrowers .............................................. 32
8.11     Waiver of Jury .................................................... 32
8.12     Changes in GAAP ................................................... 32
8.13     Exceptions to Covenants ........................................... 33
8.14     Survival .......................................................... 33
8.15     Governing Law ..................................................... 33
8.16     Maximum Interest Rate ............................................. 33
8.17     Severability ...................................................... 34
8.18     Lender Not in Control ............................................. 34
8.19     Confidentiality ................................................... 34
8.20     Entirety and Amendments ........................................... 35
8.21     Multiple Counterparts ............................................. 35


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                                 LOAN AGREEMENT

         This loan agreement ("Agreement") is entered into as of August 16, 2000, by and between LONG BEACH ACCEPTANCE CORP., a Delaware corporation ("Borrower") and BANK ONE, NA, a national banking association ("Lender").

                                 R E C I T A L S

         A. Borrower is engaged in the business of extending credit secured by new and/or used motor vehicles.

         B. The borrower desires to borrow funds from Lender to finance Borrower's working capital needs arising in the ordinary course of business, which borrowings are to be secured by the Contracts (as hereinafter defined) of Borrower and guaranteed by the Guarantor.

         C. Based upon the foregoing and subject to the terms and conditions hereinafter set forth, Lender is willing to make loans to Borrower.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

                                    AGREEMENT

SECTION 1. CERTAIN DEFINITIONS AND TERMS

         As used herein, the following terms shall have the meanings herein indicated:

         1.1      ADVANCE REQUEST has the meaning set forth in Section 2.2.

         1.2 AFFILIATE means any Person who (i) would be an "affiliate" of Borrower within the meaning of the regulations promulgated pursuant to the Securities Act of 1933, as such regulations and Act are amended and in effect on the date in question, if such Person were subject to such Act and regulations,
(ii) owns any legal or beneficial interest in such Person, or (iii) is a director or officer of Borrower.

         1.3 AGREEMENT means this Loan Agreement, including any Schedules and Exhibits hereto, as the same may be in effect from time to time after giving effect to any amendments, supplements, increases, extensions, and renewals hereof.

         1.4      ASSIGNMENT has the meaning set forth in Section 5.1(l).

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         1.5      BORROWING BASE means, as of the last day of each calendar
month), an amount equal to ninety percent (90%) of the aggregate amount of the principal balances outstanding under the Eligible Contracts as calculated by Borrower's accounting systems and as agreed to by Lender. The Borrowing Base shall contain no more than one percent (1%) of Eligible Contracts in Loan Class Type IV and no more than twenty-five percent (25%) of Eligible Contracts in Loan Class Type III (both as defined in the Loan Guidelines) calculated by the aggregate principal balances of each type of such Contracts as percentages of the aggregate principal balances of all Eligible Contracts included in the Borrowing Base. The Borrowing Base value of each Eligible Contract shall amortize monthly by the reduction of ninety percent (90%) of the principal balance of such Eligible Contract received by the Borrower attributable to the previous month as calculated by Borrower's accounting systems and as agreed to by Lender. Borrowing Base Reports shall be furnished by Borrower to Lender as provided in Section 5.3(c).

         1.6 BORROWING BASE REPORT means a certificate containing such information as Lender may request concerning the amount or calculation of the Borrowing Base presently substantially in the form of EXHIBIT D

         1.7      BORROWING DATE has the meaning set forth in Section 2.2.

         1.8 BUSINESS DAY means any day excluding Saturday and Sunday and excluding any other day on which Lender is required or authorized to close.

         1.9      CALCULATION DATE has the meaning set forth in Section 5.3(c).


         1.10     CHANGE OF CONTROL has the meaning set forth in Section 4.16.

         1.11 CHASE means The Chase Manhattan Bank, successor by merger to Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association.

         1.12 CHASE LOCKBOX AGREEMENT means the Agency Agreement dated as of March 1, 1997, among Chase, Borrower, Lender, and other parties, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

         1.13     CLAIM has the meaning set forth in Section 5.1 (e).

         1.14     CLOSING DATE means August 16, 2000.

         1.15 CODE means the Internal Revenue Code of 1986, as amended, and all regulations promulgated and rulings issued thereunder.

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         1.16     COLLATERAL means all present and future tangible or intangible property and rights of any kind in which the Lender is granted a Lien pursuant to the Security Documents (whether or not perfected) or this Agreement and shall include Contracts of the Borrower.

         1.17     COLLECTION ACCOUNT has the meaning set forth in Section 2.9.

         1.18 COMMITMENT means the commitment of the Lender to make Revolving Credit Loans to Borrower pursuant to Section 2.1 hereof in an aggregate principal amount at any one time outstanding not to exceed Thirty Million Dollars ($30,000,000) or such lower amount as may be provided for pursuant to the terms of this Agreement.

         1.19 COMMITMENT FEE means a fee paid to Lender by Borrower in the amount of Two Hundred Twenty Five Thousand and 00/100 Dollars ($225,000.00), as a condition precedent to this Agreement.

         1.20 COMMITMENT PERIOD means the period from and including the Closing Date to, but not including, the Commitment Termination Date.

         1.21 COMMITMENT TERMINATION DATE means the earlier of (i) noon, Eastern Time, on the second anniversary of the Closing Date, and (ii) the date on which the Commitment is otherwise terminated in accordance with the terms of this Agreement.

         1.22     CONFIDENTIAL INFORMATION has the meaning set forth in Section
8.19.

         1.23 CONTRACTS means chattel paper, conditional or installment sales contracts, other instruments or documents (i) arising from the financing of the purchase of new or used motor vehicles evidencing both a debt and security interest in such motor vehicles, and (ii) which are subject to the Liens of Lender under the Security Documents.

         1.24. CURRENT FINANCIALS means the Financial Statements of Borrower for the fiscal year ending December 31, 1999, and the month ending June 30, 2000.

         1.25 CUSTODIAN means, initially, Chase or its successor, pursuant to that certain Custody Agreement dated _____________ ("Custody Agreement").

         1.26     CUSTODY AGREEMENT has the meaning set forth in Section 1.24.

         1.27 DEBT of any Person includes, without duplication, (i) all obligations, contingent or otherwise, which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities, (ii) all obligations of such Person for borrowed money, (iii) all obligations of such Person evidenced by bonds, debentures,

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notes and other similar instruments, (iv) all obligations of such Person upon which interest charges are customarily paid, (v) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (vi) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers incurred in the ordinary course of business and paid, in each case, within thirty (30) days of the date when each such account is payable), and (vii) all obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capitalized leases in respect of which such Person is liable as lessee.

         1.28 DEFAULT means any event which with the passage of time or the giving of notice or both will be an Event of Default.

         1.29     DEFAULT RATE has the meaning set forth in Section 2.7

         1.30 ELIGIBLE CONTRACT means a Contract payable to Borrower which meets all of the following requirements at all relevant times, including, without limitation, at the time of presentation of each Borrowing Base Report:

                  (a) arises from the financing by Borrower of the sale of a new or used motor vehicle in accordance with the Loan Guidelines in the ordinary course of Borrower's business;

                  (b) represents a valid and binding obligation of the Obligor thereon enforceable in accordance with its terms for the amount outstanding thereof without offset, counterclaim or defense and not subject to rescission;

                  (c) complies in all respects with applicable Law, including, without limitation, truth in lending and credit disclosure laws and regulations;

                  (d) is secured by a first priority security interest in and lien on the new or used motor vehicle financed by such Contract and Lender has been granted a first priority perfected Lien on the Contract, free and clear of any Liens or claims of any other Person;

                  (e) the Obligor thereon is not subject to any pending receivership, insolvency or bankruptcy proceeding (unless such Contract is reaffirmed in accordance with 11 U.S.C. Section 524 or unless such Contract is unimpaired by a confirmed plan under 11 U.S.C. Section 1301 et seq.);

                  (f) the Obligor thereon is not an Affiliate of Borrower or employed by Borrower;

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                  (g)      the Obligor thereunder has accepted delivery of and
is in possession of the new or used motor vehicle subject of the Contract and such vehicle has not been returned by the obligor or repossessed by Borrower;

                  (h)      the first payment thereunder is due within forty-six
(46) days of the Contract's Origination Date;

                  (i) all payments under the Contract are current or less than sixty (60) days contractually past due based upon the terms of the Contract as of its Origination Date; provided, however, the payment date of a Contract may be extended once within the sixty (60) days immediately following its Origination Date, if, at the time of such extension, and unless otherwise agreed to by Lender (Lender shall respond in writing within five (5) Business Days of Borrower's written request), no payment under the Contract is more than thirty
(30) days past due; and

                  (j)      has not been charged-off.

         A Contract shall be deemed an Eligible Contract pending timely receipt by Lender of documentation required by Lender to determine eligibility. Lender reserves the right to determine if a Contract complies with the foregoing criteria, in its reasonable discretion. An Eligible Contract shall become ineligible at any time in which it fails to meet the foregoing criteria.

         1.31 ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated and rulings issued thereunder.

         1.32 ERISA AFFILIATE means any Person who for purposes of Title IV of ERISA is a member of Borrower's control group, or who is under common control with Borrower, within the meaning of Section 414 of the Code and the regulations promulgated and rulings issued thereunder.

         1.33 EVENT OF DEFAULT has the meaning set forth in Section 6 of this Agreement and in the Loan Documents.

         1.34 FINANCIAL REPORT CERTIFICATE means a certificate containing such certifications, statements, calculations, explanations, and conclusions as Lender may require concerning compliance with the Loan Documents in form and substance satisfactory to Lender, presently in the form of EXHIBIT B.

         1.35 FINANCIAL STATEMENTS means balance sheets, profit and loss statements, and statements of cash flows prepared in comparative form with respect to the corresponding period of the preceding fiscal year and prepared in accordance with GAAP.

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         1.36     GAAP means all applicable generally accepted accounting
principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board.

         1.37 GOVERNMENTAL AUTHORITY means any nation or government, any state, county, or city and any political subdivision of any of the foregoing and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         1.38     GUARANTOR means Ameriquest Mortgage Company.

         1.39 GUARANTY means a Guaranty Agreement in form and content acceptable to Lender, in its sole discretion, to be executed and delivered by Guarantor to Lender, as amended, modified, restated, supplemented or renewed from time to time.

         1.40     LNDEMNIFIED PARTY has the meaning set forth in Section 5.1(e).

         1.41     INDEMNITY MATTERS has the meaning set forth in Section 5.1(e).

         1.42     INTEREST REMITTANCE DATE has the meaning set forth in
Section 2.5.

         1.43 LAW means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions or decrees of any Governmental Authority.

         1.44 LEGAL FILE means, as to each Contract, the original Contract, and the assignment of such Contract to Borrower, the Assignment to Lender, the original or a copy of the credit application, evidence of verification of physical damage insurance, the Lien Certificate and any applicable notice to co-signer.

         1.45 LIBOR RATE means the offered rate for the period equal to or next greater than the thirty (30) days for U.S. Dollar deposits of not less than $1,000,000 as of 11:00 a.m., City of London, England time, two London Business Days prior to the first day of the calendar month as shown on the display designated as "British Bankers Association Interest Settlement Rates" on Reuters for the purpose of displaying such rate. In the event such rate is not available on Reuters, then such offered rate shall be otherwise independently determined by Lender from an alternate, substantially similar independent source available to Lender or shall be calculated by Lender by a substantially similar methodology as theretofore used to determine such offered rate. The LIBOR Rate shall be a fixed rate for the duration of each calendar month. The initial LIBOR Rate shall be the rate in effect two (2) Business Days prior to the Closing Date and shall be adjusted on the last day of each calendar month to the LIBOR Rate in effect two (2) Business Days prior to such date.

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         1.46     LIEN means any mortgage, pledge, assignment, security
interest, encumbrance, lien, charge or deposit arrangement or other arrangement having the practical effect of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement.

         1.47 LIEN CERTIFICATE means, with respect to a motor vehicle subject of a Contract, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party or such other evidence acceptable to the Registrar of Titles of the applicable state, in each case, which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" means only a certificate or notification issued to a secured party.

         1.48 LITIGATION means any proceeding, claim, lawsuit or investigation conducted by or before any Governmental Authority.

         1.49 LOAN DOCUMENT(S) means this Agreement, the Revolving Credit Note, the Security Documents and any other agreements, notes, guaranties, certificates, instruments or other documents delivered pursuant to or therewith as the same may be amended, modified, supplemented, extended or restated.

         1.50 LOAN GUIDELINES means the loan guidelines supplied by Borrower and approved by Lender, pursuant to which Borrower makes or purchases Eligible Contracts and which are attached hereto as EXHIBIT C, as they may be amended from time to time.

         1.51 LOCKBOX ACCOUNT means an account designated as such, established and maintained pursuant to Section 2.17.

         1.52 LOCKBOX DEPOSITORY means Chase, and/or such other financial institutions as agreed to by Lender and Borrower.

         1.53     LOCKBOXES has the meaning set forth in Section 2.17(a).

         1.54 MATERIAL ADVERSE EFFECT means any set of circumstances or events which would reasonably be expected to (i) have any adverse effect upon the validity or enforceability of any Loan Document, or (ii) be material and adverse to the financial condition or business operations of Borrower or to the prospects of Borrower.

         1.55 MAXIMUM RATE means the maximum rate or amount of interest which Lender is allowed to contract for, charge, take, reserve or receive under applicable Law.

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         1.56     MULTIEMPLOYER PLAN means a multiemployer plan as defined in
Sections 3(37) or 4001 (a) (3) of ERISA or Section 414 of the Code.

         1.57 NET WORTH means total assets (including Debt which is subordinated to the Obligations) minus all Debt (excluding Debt which is subordinated to the Obligations), all determined in accordance with GAAP, and shall be consistent with the methodology of calculation in the Financial Statements required by Section 5.3(a).

         1.58 OBLIGATIONS means (i) the obligation of Borrower for the due and punctual payment of the principal of and interest on the Revolving Credit Note when due, whether at maturity, by acceleration, by notice of voluntary prepayment or otherwise, (ii) all other obligations and all out-of-pocket expenses and indemnities now or hereafter existing of Borrower to Lender under this Agreement, (iii) all reasonable out-of-pocket costs and expenses, now or hereafter existing, that may be incurred by Lender in connection with the administration (as set forth in Section 5.1 (i)) and enforcement of the Loan Documents or the realization on the security provided for by the Loan Documents,
(iv) the obligations of each of the pledgors, debtors, grantors, mortgagors, guarantors or other Person obligated to Lender under the Security Documents, and
(v) all obligations of Borrower under Section 5.1 (e).

         1.59 OBLIGOR means, with respect to a Contract, the purchaser or co-purchaser of the motor vehicle subject of a Contract and/or any other person who owes payments under such Contract.

         1.60 ORIGINATION DATE means that date on which a Contract is first entered into between the seller of a motor vehicle and the seller's customer.

         1.61 PERSON means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party, or Governmental Authority.

         1.62     PLAN means any employee pension benefit plan as defined in
Section 3(2) of ERISA that is covered by Title IV of ERISA (including a Multiemployer Plan) or subject to the minimum funding standards of Section 412 of the Code which is or has been maintained for the employees of Borrower or any ERISA Affiliate.

         1.63     PROGRAM has the meaning set forth in Section 5.1(m).

         1.64     REVOLVING CREDIT LOANS has the meaning set forth in
Section 2.l.

         1.65     REVOLVING CREDIT NOTE has the meaning set forth in
Section 2.3.

         1.66     REVOLVING RATE has the meaning set forth in Section 2.5.

         1.67 RIGHTS means rights, remedies, powers, privileges and benefits.

         1.68 SECURITY AGREEMENT means that certain security agreement by and between Borrower and the Lender and in form and content acceptable to Lender, in its sole discretion, as the same may be amended, supplemented, or otherwise modified from time to time.

         1.69 SECURITY DOCUMENTS means (i) the Guaranty, (ii) the Security Agreements, and (iii) all other documents, certificates and instruments from time to time securing or guaranteeing the Obligations or securing the Guaranty, in each case as the same may be amended, modified, restated, supplemented, renewed, extended, substituted for or replaced from time to time.

         1.70 SPECIAL PURPOSE SUBSIDIARY means (i) Long Beach Acceptance Receivables Corp. or (ii) any other corporation which may be established and owned, directly or indirectly, by Borrower and used by Borrower exclusively in securitizations or other structured financings of its automotive installment loan contracts or securities backed by such contracts, all in form, purpose and use substantially similar to such entities previously established by Borrower and with financial support from Borrower (in any form whatsoever, including, without limitation, capital contributions, loans, advances (in money or other assets)) substantially similar in amounts and in kind to that provided by Borrower to such previously established entities.

         1.71 SUBSIDIARY means every firm, corporation, association, partnership, joint venture, trust, or other entity of which an aggregate of fifty percent (50%) or more of the equity interests or the issued and outstanding stock having ordinary voting power (except directors' qualifying shares) is, at the time the determination is being made, is owned, either directly or indirectly, or is controlled by a Person in control of the Borrower.

         1.72 TAXES means all taxes, assessments, fees, levies, imposts, duties, deductions, withholdings, or other charges of any nature whatsoever from time to time or at any time imposed by any Law or Governmental Authority.

         1.73 TERMINATION FEE means an amount equal to one percent (1%) of the Commitment.

         1.74 UCC means the Uniform Commercial Code as enacted in the State of Ohio or other applicable jurisdiction, as amended.

         1.75     UNUSED LINE FEE has the meaning set forth in Section 2.15.

         1.76     WIRE ADDRESS has the meaning set forth in Section 2.2.

         1.77     WAREHOUSE FACILITIES has the meaning set forth on
Schedule 5.2(a).

SECTION 2. REVOLVING CREDIT FACILITY.

         2.1 REVOLVING CREDIT COMMITMENT. Subject to and in reliance upon the terms, conditions, representations and warranties contained in this Agreement, Lender agrees to make revolving credit loans to Borrower in one or more advances (the "Revolving Credit Loans") so long as the aggregate of the Revolving Credit Loans outstanding never exceeds the lesser of (a) an amount equal to the Borrowing Base or (b) the Commitment. Lender shall have no obligation to make any Revolving Credit Loan on a non-Business Day or on or after the Commitment Termination Date; provided that, Borrower's Obligations and Lender's Rights under the Loan Documents shall continue in full force and effect until the Obligations are paid and performed in full. During the Commitment Period, Borrower may borrow, repay and reborrow the Revolving Credit Loans in whole or part, all in accordance with terms and conditions of this Agreement.

         2.2 BORROWING PROCEDURE; DISBURSEMENT. Each Revolving Credit Loan shall be made on Borrower' notice substantially in the form of EXHIBIT E (the "Advance Request") to Lender requesting an advance on a certain date (the "Borrowing Date"). Each Advance Request shall be in a form acceptable to Lender and must be received by Lender no later than noon (Eastern Time) on the Borrowing Date. If Lender fails to fund on the Borrowing Date and funds on the next day, does not reject any checks, drafts, ACH transfers or other instruments which would have been honored by funding on the Borrowing Date, Lender shall be deemed to have complied with its obligation to fund on the Borrowing Date. Each amount advanced shall be wired as immediately available funds on the Borrowing Date to the account designated by Borrower ("Wire Address") which initially shall be:

                         Bank One, NA
                         ABA #044000037
                         For further credit to Long Beach Acceptance Corp. Originations
                         Account #____________

         2.3 REVOLVING CREDIT NOTE. All Revolving Credit Loans shall be evidenced by one (1) promissory note executed by Borrower, substantially in the form of EXHIBIT A attached hereto (the "Revolving Credit Note"), payable to the order of Lender, representing the obligation of Borrower to pay the aggregate unpaid principal amount of all Revolving Credit Loans made by Lender, together with interest thereon as prescribed by this Agreement.

         2.4 MANNER OF PAYMENTS. All payments made by Borrower to Lender hereunder on account of principal, interest or otherwise shall be received by Lender not later than noon, Eastern Standard Time, at Lenders account number 980404443, ABA #044000037 at Lender's banking office in Columbus, Ohio or at such other place as Lender shall direct in Columbus, Ohio, in immediately available United States funds. Any payments made by Borrower to Lender by mail shall not be effective until received by Lender as set forth in this Section 2.4. If any payment by Borrower under this Agreement or the Revolving Credit Note is to be made on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time will in such case be included in computing interest in connection with such payment. All payments shall be made by Borrower to Lender without offset, recoupment or other reduction.

         2.5 INTEREST. The Revolving Credit Loans shall bear interest from day to day at a rate per annum which shall, from day to day, be equal to the lesser of (i) the Maximum Rate, or (ii) the LIBOR Rate then in effect plus two percent (2%) ("Revolving Rate").

        Accrued and unpaid interest on the Revolving Credit Loans for each month (or any shorter period) shall be payable monthly in arrears on the last day of such month (or shorter period) ("Interest Remittance Date"), commencing on the first such date to occur after the date of this Agreement and continuing regularly and monthly thereafter until the Obligations evidenced by the Revolving Credit Note are paid in full; and, interest shall also be paid on the Commitment Termination Date (whether at stated maturity, by acceleration or otherwise) and, after the Commitment Termination Date, on demand.

         2.6      COMPUTATION OF INTEREST.

                  (a) Interest on the Revolving Credit Note shall be calculated on the basis of actual days elapsed, and computed on a year consisting of 360 days, subject to the provisions of Section 8.16 below. Further, for the purpose of computing interest, all items of payment received by Lender in immediately available funds shall be applied by Lender against the Obligations on the Business Day such payment is received and, any other items of payment received in a form other than immediately available funds shall be applied by Lender (subject to final payment of all drafts and other items) against the Obligations on the second Business Day after receipt. The determination of when a payment is received by Lender will be made in accordance with Section 2.4. Each determination of an interest rate by Lender pursuant to any provision of this Agreement shall be presumptively conclusive and binding on Borrower in the absence of manifest error, subject, however, to the provisions of Section 8.16 below.

                  (b) Notwithstanding anything to the contrary in the Revolving Credit Note or herein contained, in the event that the Revolving Rate should ever exceed the Maximum Rate, thereby causing the interest accruing on any of the indebtedness evidenced by the Revolving Credit Note to be limited to such Maximum Rate, then any subsequent reduction in the LIBOR Rate shall not reduce the rate of interest charged hereunder below the Maximum Rate until the total amount of interest accrued on such indebtedness equals the amount of interest which would have accrued on such indebtedness if the Revolving Rate had been in effect at all times in the period during which the rate charged thereon was limited to the Maximum Rate.

         2.7 DEFAULT RATE. At Lender's option and to the extent permitted by applicable Law and this Agreement, all past due Obligations shall bear interest from maturity (whether at stated maturity, by acceleration or otherwise) at the Revolving Rate then in effect plus three percent (3.0%) ("Default Rate") (provided, however, the Default Rate shall never exceed the Maximum Rate) until paid, regardless of whether such payment is made before or after entry of a judgment.

         2.8 PRINCIPAL PAYMENTS. Any unpaid principal balance of the Revolving Credit Note and any accrued and unpaid interest shall be due and payable on the Commitment Termination Date.

         2.9 MANDATORY PAYMENT OF REVOLVING CREDIT LOANS. Borrower shall establish an account with Lender (or other financial institution acceptable to Lender in its sole discretion) ("Collection Account") and shall deposit into the Collection Account all funds received by Borrower attributable to the Contracts within three (3) Business Days of receipt of such funds, which funds shall be applied by Lender to the Obligations of Borrower hereunder in the order and manner as Lender deems appropriate on a daily basis. Funds deposited in the Collection Account shall be deemed to be the property of Lender and Borrower shall have no right to make withdrawals from the Collection Account or otherwise have access to funds deposited into the Collection Account.

         If, at any date during the Commitment Period, (i) the unpaid principal balance of the Revolving Credit Note shall exceed the lesser of (a) the Borrowing Base, and (b) the Commitment, then, Borrower shall, within one (1) Business Day of such date repay, without premium or penalty, the Revolving Credit Loans in an amount equal to such excess, along with accrued unpaid interest on the amount so repaid to the date of such repayment.

         2.10 CANCELLATION OF COMMITMENT. The Commitment shall, at the election of Lender, terminate upon the occurrence and continuance of an Event of Default; provided, however, that the Commitment shall automatically terminate upon the occurrence of an Event of Default pursuant to Section 6.4(a) through
(f) and Section 6.4 (i) (with respect to Section 6.4(a) through (f) inclusive). Borrower may terminate the Commitment and this Agreement in its entirety by giving written notice of such termination to Lender no less than thirty (30) days prior to the designated termination date and payment of the Termination Fee, if any. On the designated termination date, all of the Obligations shall become due and payable in immediately available funds.

         2.11 VOLUNTARY PRINCIPAL PREPAYMENTS. Prior to the Commitment Termination Date, the Revolving Credit Loans may be prepaid in whole or in part at any time. Subject to the conditions of this Agreement, amounts so prepaid may be reborrowed hereunder, and this Agreement shall not be deemed to be terminated or canceled prior to the expiration or termination of Lender's Commitment hereunder solely because the Obligations may from time to time be paid in full, subject to the provisions of Section 2.12.

         2.12 TERMINATION FEE. Borrower shall pay to Lender the Termination Fee if Borrower voluntarily terminates the Commitment prior to the expiration of five hundred forty (540) days following the Closing Date.

         2.13 ORDER OF APPLICATION. At any time during which a Default or Event of Default has occurred and is continuing, all payments and prepayments of the Obligations, including proceeds from the exercise of any Rights under the Loan Documents or proceeds of any of the Collateral shall be applied to the Obligations in the order and manner as Lender deems appropriate.

         2.14 USE OF PROCEEDS. Borrower shall use the proceeds of the Revolving Credit Loans to finance the working capital needs of Borrower arising in the ordinary course of business. All loan proceeds shall be used by Borrower only for legal and proper purposes (duly authorized by their respective governing bodies) which are consistent with all applicable Laws. The foregoing notwithstanding, Borrower shall not use any proceeds of the Revolving Credit Loans directly or indirectly to purchase ineligible securities, as defined by applicable regulations of the Federal Reserve Board, underwritten by any affiliate of Bank One Corporation during the underwriting period and for thirty
(30) days thereafter.

         2.15 UNUSED LINE FEE. Prior to voluntary termination of the Commitment by Borrower, Borrower shall pay to Lender an Unused Line Fee equal to one-quarter of one percent (.25%) per annum on the average amount of the unused portion of the Revolving Loan ("Unused Line Fee"). The Unused Line Fee will be in addition to the interest charge provided for herein and will be payable one
(1) Business Day following the end of each calendar quarter in arrears. The Unused Line Fee shall be calculated on the basis of actual days elapsed, but computed as if each year consisted of three hundred and sixty (360) days.

         2.16 COMMITMENT FEE. Borrower shall pay to Lender the Commitment Fee, which Commitment Fee shall be in addition to the interest charge provided for herein.

         2.17 APPLICATION OF PAYMENTS, ESTABLISHMENT OF LOCKBOXES, LOCKBOX ACCOUNT, AND COLLECTION ACCOUNT.

                  (a) From time to time, Borrower shall establish pursuant to one or more agreements among Borrower, Lender and one or more depository institutions, and shall thereafter cause to be maintained one or more post office boxes (the "Lockboxes"). Borrower shall direct the Obligor under each Contract to forward all payments and other amounts in respect of such Contracts to a Lockbox.

                  (b) As of the first Borrowing Date, Borrower has established an Eligible Deposit Account at Chase entitled "Chase Agent Account - Auto Loan Programs," account number 00100916395 (the "Chase Lockbox Account"), into which payments actually collected and other amounts received from Obligors or other sources on or in respect of the Contracts shall initially be deposited and cleared. The Chase Lockbox Account has been established in accordance with the Chase Lockbox Agreement. As funds relating to the Contracts become available in the Chase Lockbox Account and in no event later than two Business Days after receipt, all such collections shall be swept from the Chase Lockbox Account to the Collection Account pursuant to daily wire instructions from Borrower. All collections relating to the Contracts not received at the Chase Lockbox Account by Borrower shall be held in trust and promptly, but in no event later than two Business Days after receipt, deposited to the Collection Account. All expenses incurred in connection with the Chase Lockboxes and the Chase Lockbox Account including, without limitation, all insufficient funds charges imposed by Chase shall be borne by Borrower.

                  (c) From time to time, Borrower, with Lender's approval, may establish additional or substitute Lockboxes and Lockbox Accounts, and in such case the procedures set forth in this Section 2.17 shall apply thereto.

                  (d) On each Interest Remittance Date, Borrower shall cause to be wire transferred in immediately available funds to Lender pursuant to Section 2.4 an amount equal to interest due and payable by Borrower to Lender hereunder as of such Interest Remittance Date.

SECTION 3. CONDITIONS PRECEDENT.

         3.1 INITIAL LOANS. Lender will not be obligated to make the initial Revolving Credit Loan unless it has received all of the items described on SCHEDULE 3.1 in form and substance satisfactory to Lender and its legal counsel and unless Borrower has complied with all the conditions and terms described on SCHEDULE 3.1 to the satisfaction of Lender and its legal counsel.

         3.2 EACH LOAN. In addition, Lender will not be obligated to make any Revolving Credit Loan unless (a) the Lender has received an Advance Request with respect to such proposed Revolving Credit Loan and each statement or certification made by Borrower in the Advance Request shall be true and correct in all material respects on the Borrowing Date; (b) at the time of each Revolving Credit Loan (i) the representations and warranties made in the Loan Documents are true and correct in all material respects, and (ii) neither any change in the financial condition or prospect of Borrower which could reasonably be expected to have a Material Adverse Effect nor any Default or Event of Default shall have occurred and shall be continuing; (c) the making of each Revolving Credit Loan is permitted by Law; and (d) all conditions related to any Revolving Credit Loan are satisfactory to Lender and its counsel, and, if requested by Lender, Borrower shall have delivered to Lender evidence substantiating any of the conditions contained in this Agreement which are necessary to enable Borrower to qualify for any Revolving Credit Loan.

        The delivery of an Advance Request by Borrower and the acceptance by Borrower of the proceeds of any Loan hereunder shall each be deemed to constitute a representation and warranty by Borrower as to the matters specified in this Section 3.2.

         3.3 WAIVER OF CONDITIONS. Lender may, at its election, make any Revolving Credit Loan without all conditions being satisfied, but this shall not be deemed to be a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent Revolving Credit Loan, unless Lender specifically waives each such item in writing.

SECTION 4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as follows:

         4.1 ORGANIZATION AND POWERS. Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in every jurisdiction where such qualification is necessary except where the failure to so qualify would not have a Material Adverse Effect, (iv) has the power and authority to execute, deliver and perform each Loan Document to which it is a party, and (v) has taken all action necessary to authorize the execution, delivery and performance of the Loan Documents to which it is a party.

         4.2 VALIDITY AND BINDING NATURE. This Agreement has been duly executed and delivered by Borrower and is, and each other Loan Document when executed and delivered by Borrower will be, a legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and equitable principles relating to or affecting enforcement of creditors' rights generally or relief of debtors generally).

         4.3 COMPLIANCE WITH LAWS AND DOCUMENTS. Borrower is not, nor will the execution, delivery and the performance of and compliance with the terms of the Loan Documents cause Borrower to be, in violation of any Laws or its bylaws or certificate of incorporation (as each may be amended). The execution, delivery and the performance of and compliance with the terms of the Loan Documents will not conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of any Lien (except pursuant to the Loan Documents) upon any of the property, assets or revenues of Borrower pursuant to the terms of, any indenture, mortgage, lease, deed of trust, agreement, contract instrument or Law to which Borrower is a party or by which Borrower or any of Borrower's property, assets or revenue is bound or to which it is subject.

         4.4 PRIOR NAMES. Except as disclosed on SCHEDULE 4.4, in the last five years, Borrower has not transacted business under any other corporate or trade name, been a party to any merger, combination, or consolidation or acquired all or substantially all of the assets of any Person.

         4.5 RELATIONSHIP WITH LENDER. No Person who may be deemed to have "control" of Borrower is an "executive officer," "director," or "principal shareholder" of Lender or any correspondent of Lender, as such quoted terms are defined in Section 215.2 of Regulation 0 of the Board of Governors of the Federal Reserve System, as amended.

         4.6 FINANCIAL STATEMENTS. The Current Financials supplied to Lender by Borrower were prepared in accordance with GAAP and present fairly the financial condition and the result of operations of Borrower as of, and for the portion of the fiscal year ending on, the date or dates thereof. All material liabilities (direct or indirect, fixed or contingent) of Borrower as of the date or dates of the Current Financials are reflected therein or in the notes thereto. Between the date or dates of the Current Financials and the Closing Date, there has been no material adverse change in the financial condition of Borrower, nor has Borrower incurred any material liability (direct or indirect, fixed or contingent).

         4.7 REGISTRATIONS AND LICENSES. Borrower possesses adequate authority and licenses including, without limitation licenses and registrations necessary to make Eligible Contracts or to continue to conduct its business as presently conducted unless failure to obtain such authority and licenses would not result in a Material Adverse Effect.

         4.8 LITIGATION. Except for the Litigation described on SCHEDULE 4.8, Borrower is not involved in any single Litigation involving an amount in controversy in excess of $100,000 nor are there any outstanding or unpaid judgments involving sums in the aggregate amount in excess of $250,000 against Borrower. None of the Litigation described on SCHEDULE 4.8 could, collectively or individually, have a Material Adverse

Effect if determined adversely against Borrower except for the case of KUNERT V. LBAC described thereon.

         4.9 TAXES. To the best of Borrower's knowledge, after due inquiry, all tax returns and reports of Borrower required to be filed have been filed, and all Taxes imposed upon Borrower which are due and payable have been paid, other than Taxes being contested in good faith and for which no Lien has attached to Lender's Collateral.

         4.10 GOVERNMENT REGULATION. Neither Borrower nor any transaction contemplated hereunder is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding acts have been amended), any regulations promulgated by the Office of Foreign Assets Control as codified in Chapter V of 31 C.F.R., or any other Law (other than Regulation G, T, U or X of the Board of Governors of the Federal Reserve System) which regulates the incurrence of Debt.

         4.11 EMPLOYEE BENEFIT PLANS. To the best of Borrower's knowledge, after due inquiry, Borrower does not currently sponsor or contribute to, nor has any contract or other obligation to contribute to (nor has Borrower in the preceding sixty (60) calendar months sponsored or contributed to, or contracted to or become otherwise obligated to contribute to) any Plan or any Multiemployer Plan, except as set forth on SCHEDULE 4.11.

         4.12 PURPOSE OF LOAN. The proceeds of the Advances will be used only for the purposes set forth in Section 2.14 and shall not be used (a) to purchase or carry any "Margin Stock" (within the meaning of Regulation G or U of the Board of Governors of the Federal Reserve System), or (b) for any purpose in violation of Regulations G, T, U or X of said Board of Governors.

         4.13 PROPERTIES; LIENS; DEBT. Borrower has good and marketable title to the Contracts. Except for Liens in favor of Lender there is no Lien on any of the Contracts. Borrower has no Debt other than that described in Section 5.2(a) and listed on SCHEDULE 5.2(a).

         4.14 MATERIAL AGREEMENTS. Borrower is not, nor will the execution, delivery and performance of and compliance with the terms of the Loan Documents cause Borrower to be, in default (nor has any potential default occurred) under any material agreement, document or instrument other than such defaults or potential defaults which could not, individually or collectively, cause a Material Adverse Effect.

         4.15 NO CONSENTS. Except as set forth on SCHEDULE 4.15, no order, consent, approval, license, permit, waiver, exemption, authorization of or validation of, or filing, recording or registration with (except as heretofore have been obtained or made), or exemption by, any Person (other than Lender) is required to authorize, or is required in connection with, the execution, delivery, performance, legality, validity, binding effect, or enforceability of the Loan Documents.

         4.16 OWNERSHIP AND CONTROL. To the best of Borrower's knowledge, after due inquiry, the ownership of Borrower as set forth on SCHEDULE 4.16 is true, correct and complete. All of the issued and outstanding stock of Borrower has been duly and validly issued in accordance with Borrower's organizational documents and all applicable requirements of law and is fully paid and nonassessable. There are no options, warrants, rights, calls, commitments, plans, contracts or other agreements granted or issued regarding the stock of Borrower and none are authorized which if exercised or enforced would result in a change in control of Borrower (i.e. a change in the ownership of fifty-one percent (51%) or more of Borrower's shares entitled to vote) (a "Change in Control").

         4.17 GENERAL. To the best of Borrower's knowledge, after due inquiry: there are no facts or conditions relating to the Loan Documents, any of the Collateral or the financial condition and business of Borrower or Guarantor which could, individually or collectively, cause a Material Adverse Effect and which have not been disclosed in writing to Lender. All writings heretofore or hereafter exhibited or delivered to Lender by or on behalf of Borrower and/or Guarantor are and will be genuine and in all respects what they purport and appear to be; and no information furnished to Lender by or on behalf of Borrower and/or Guarantor contains any material misstatement of fact or omits to state any fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading which would result in a Material Adverse Effect.

         4.18 SUBSEQUENT AFFIRMATIONS. Affirmations of the foregoing Representations and Warranties subsequent to the Closing Date shall be based on information delivered to Lender by Borrower as of the Closing Date (or subsequent information delivered by Borrower in compliance with Section 5.1(j), if any,) and Financial Statements to be supplied by Borrower subsequent to the Closing Date in compliance with Sections 5.3(a), 5.3(b) and 5.3(c).

SECTION 5. COVENANTS.

         5.1 AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender, so long as this Agreement shall remain in effect and the principal of or interest on the Revolving Credit Note, or any other Obligation, shall be unpaid, as follows:

                  5.1(a)   COMPLIANCE WITH LAW; MAINTENANCE OF PROPERTIES.
Borrower shall do or cause to be done all things necessary (i) to preserve and keep in full force and effect at all times its existence and, as necessary to conduct its business, its rights, licenses and franchises, (ii) to continue to conduct its business substantially as now proposed to be conducted, and (iii) to comply with all applicable Laws, the violation of which could reasonably be expected to have a Material Adverse Effect on the operations of Borrower or the Collateral. Failure to comply with this provision may be cured by Borrower within twenty (20) days of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.1(b)   INSURANCE. Borrower shall maintain comprehensive
general liability and public liability insurance and such other types of insurance reasonably requested by Lender, all such insurance to be maintained with financially sound and reputable insurance companies, against such casualties, risks and contingencies, and in such types and amounts, as are consistent with customary practices and standards of companies engaged in a similar business. All insurance insuring the Collateral shall name Lender as a loss payee. Failure to comply with this provision may be cured by Borrower within thirty (30) days of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.1(c)   INSPECTION. Upon five (5) Business Days prior written
notice (or less upon agreement of Lender and Borrower), Borrower shall permit any representative of the Lender to visit and inspect any of its property, including the Collateral, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers during Borrower's normal business hours.

                  5.1(d)   FURTHER ASSURANCES. Upon five (5) Business Days
notice, Borrower shall execute any and all further documents and take all further actions which may be required under applicable law, or which the Lender may reasonably request, to grant, preserve, protect and perfect the first priority Lien on the Collateral created by the Security Documents (subject only to Liens permitted by the Loan Documents), including without limitation, those actions required to perfect Liens on and assignment of any interest of Borrower in any Contract in accordance with the laws of the jurisdiction governing such Liens and the assignments.

                  5.1(e)   INDEMNITY. Borrower shall indemnify Lender and its
officers, directors, employees, representatives, agents, attorneys and affiliates (each, an "Indemnified Party") from, hold each of them harmless against, promptly upon demand pay or reimburse each of them with respect to any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, demands, causes of action, costs, losses, liabilities, damages or expenses of any kind or nature whatsoever (collectively, the "Indemnity Matters") other than those proximately resulting from an Indemnified Party's negligence or willful misconduct which may be incurred by or asserted against or involve any of them (whether or not any of them is designated a party thereto) as a result of, arising out of or in any way related to (i) any actual or proposed use by Borrower of the proceeds of any of the Revolving Credit Loans, (ii) the breach by Borrower of any representation or warranty set forth in any Loan Document, or (iii) any other aspect of this Agreement and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel (including allocated costs of internal counsel), and all other expenses incurred in connection with investigating, defending or preparing to defend any such Indemnity Matter. Borrower shall be obligated to pay or reimburse each Indemnified Party for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by such Indemnified Party in connection with any Indemnity Matter at the time such costs and expenses are incurred and such Indemnified Party has given Borrower written notice thereof. Borrower's Obligations under this Section are subject to Section 8.14 hereof. In the event that any claim, demand, investigation, litigation or inquiry (a "Claim") is brought against any Indemnified Party, the Indemnified Party agrees to give written notice to Borrower with respect to same, together with a copy of such Claim, and so long as no Event of Default shall have occurred and be continuing, Borrower shall have the right in good faith and by appropriate proceedings to defend any Indemnity Matter and to employ counsel acceptable to the Indemnified
Party to conduct such defense (at Borrower's sole expense) so long as such defense shall not involve any danger of the foreclosure, sale, forfeiture or loss of, or imposition of any Lien, other than a Permitted Lien, on any part of the Collateral, or subject any Indemnified Party to criminal liability. Should Borrower elect to engage its own counsel acceptable to the Indemnified Party and Lender, the Indemnified Party and Lender may continue to participate in the defense of any such Indemnified Matter and will retain the right to settle any such matter on terms and conditions satisfactory to Lender, Indemnified Party and Borrower. All such settlements shall be paid by and remain the sole responsibility of Borrower. In the event Borrower does not accept the defense of the Indemnity Matter as provided above, Indemnified Party shall have the full right to defend against such Claim, in its sole discretion, and pursue its rights hereunder.

                  5.1(f)   BOOKS AND RECORDS. Borrower shall keep, in accordance
with GAAP, proper and complete books, records and accounts. Failure to comply with this provision may be cured by Borrower within twenty (20) days of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.1(g)   TAXES. Borrower shall promptly pay when due any and
all Taxes, except Taxes being contested in good faith and for which no Lien has attached to Lender's Collateral. Failure to comply with this provision may be cured by Borrower within five (5) Business Days of the receipt of written notice from Persons other than Lender or actual knowledge of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.1(h)   PAYMENT OF OBLIGATIONS. Borrower shall promptly pay
all of its Debt as it becomes due except to the extent that any such Debt is being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which reserves or other provisions (if any) required by GAAP shall have been made; provided, however, Borrower shall not, directly or indirectly, make any payment of principal of or interest on any Debt subordinated to the Obligations (such subordination to be in form and substance satisfactory to Lender), without the prior written consent of Lender. Failure to comply with this provision may be cured by Borrower within twenty (20) days of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.1(i)   EXPENSES OF LENDER. Whether or not the transactions
contemplated by this Agreement shall be consummated, Borrower shall pay on demand all reasonable out-of-pocket expenses (including, without limitation, the fees and expenses of counsel for Lender) in connection with the negotiation, preparation, execution, filing, recording, refiling, re-recording, modification, release, supplement and waiver of the Loan Documents and the making, servicing and collection of the Obligations including, without limitation, the Obligations under Section 7.4.

                  5.1(j)   SUPPLEMENTED SCHEDULES. Borrower shall as soon as
possible and in any event within thirty (30) days after the occurrence thereof, supplement in writing and deliver to Lender revisions of the Schedules annexed to this Agreement to the extent necessary to disclose new or changed facts or circumstances after the Closing Date so as to cause the representations and warranties set forth herein to remain accurate and not misleading; provided, that, subsequent disclosures shall not constitute a cure or waiver of any Default or Event of Default resulting from the matters disclosed.

                  5.1(k)   RESERVED.

                  5.1(l)   DELIVERY OF CONTRACTS.

                           (a)      On or before the tenth (10th) Business Day
following each Advance Request, the Borrower shall deliver to the Custodian the original Contracts pledged as Collateral for the Revolving Credit Loans made pursuant to such Advance Request together with the Legal File for each such Contract.

                           (b)      On or before the tenth (10th) Business Day
following each Advance Request, the Borrower shall make available to Lender, via the Borrower's document imaging system or at Borrower's premises, images or copies of such Legal Files.

         Borrower shall place in the Legal File for each Contract a document bearing the following legend: THE UNDERSIGNED ASSIGNS TO AND GRANTS TO BANK ONE, NA ("BANK"), 100 EAST BROAD STREET, COLUMBUS, OHIO 43271, AN ASSIGNMENT OF AND A SECURITY INTEREST IN THIS AGREEMENT, CONTRACT NUMBER [#######], DATED [DD/MM/YY] BETWEEN [BORROWER'S NAME(S)] AS BUYER(S) AND [DEALER NAME] AS SELLER, FOR THE PURCHASE OF THE FOLLOWING VEHICLE: [YEAR, MAKE, MODEL, VIN], THE PROPERTY

DESCRIBED THEREIN AND THE OBLIGATIONS OF THE DEBTOR THEREUNDER. THIS AGREEMENT MAY NOT BE SOLD, ASSIGNED OR SUBJECTED TO A SECURITY INTEREST WITHOUT BANK'S PRIOR WRITTEN CONSENT (THE "ASSIGNMENT").

Such Assignment shall be completed as to Contract number; shall bear the original signature of Borrower and shall be in the form of EXHIBIT F.

                  5.1(m)   ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT'S
REPORT. Borrower shall cause a firm of nationally recognized independent certified public accountants, who may also render other services to Borrower, to deliver to Lender on or before April 30 of each year beginning April 30, 2001, a report addressed to the Board of Directors of Borrower and to the Board of Directors of Guarantor, to the effect that such firm has examined the financial statements of Borrower and Guarantor, respectively, and issued its report thereon and that such examination (a) was made in accordance with generally accepted auditing standards, and accordingly, included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (b) included a copy of such firm's management letter, if any, addressed to Borrower or Guarantor, respectively, in connection with such examination; (c) with respect to Borrower only, included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to Borrower's obligations set forth in this Agreement; and (d) except as described in the report, disclosed no exceptions or errors in the records relating to automobile, van, sport utility vehicle and light duty truck loans serviced by Borrower for others that, in the firm's opinion, the Program requires such firm to report. Such report will also indicate that the firm is independent of Borrower and Guarantor, respectively, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         5.2 NEGATIVE COVENANTS. Borrower covenants and agrees with Lender, so long as this Agreement shall remain in effect and the principal of or interest on the Revolving Credit Note, or any other Obligation, shall be unpaid, as follows:

                  5.2(a)   DEBT. The Borrower shall not, directly or indirectly,
create, incur or suffer to exist any direct, indirect, fixed or contingent liability or any debt which is not fully subordinated to the Obligations on terms and conditions satisfactory to Lender, except: (i) trade payables, accrual of general and administrative expenses, equipment leases and office space leases in the ordinary course of Borrower's business; (ii) Debt for Taxes; (iii) such warehousing or similar financing facilities, including residual type financing facilities arising from the sale of automotive installment loan contracts to Persons other than Lender (with or without recourse); provided, however, that Borrower shall provide Lender with (1) written notice of such facility; (2) written notice and identification of all collateral, pledged under such facility, updated from time to time and for each day such facility is operative, whether administered by the Borrower or by a collateral agent ("Warehouse Facilities"); provided, however, that such Warehouse Facilities shall not be secured by Liens on the Contracts which are the Collateral of Lender. All Debt of the Borrower which is not subsumed in (i), (ii) or (iii) is described on SCHEDULE 5.2(a)(1); all Debt described in (iii) and the collateral therefore is described on SCHEDULE 5.2(a)(2). Failure to comply with this provision may be cured by Borrower within twenty (20) days of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.2(b)   ACQUISITIONS, MERGERS AND DISSOLUTIONS. Without the
prior written consent of Lender, Borrower shall not, directly or indirectly (i) acquire all or any substantial portion of the assets or stock of, or interest in, any Person other than a Special Purpose Subsidiary, (ii) merge or consolidate with any Person, (iii) liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution) or (iv) otherwise undergo a Change in Control.

                  5.2(c)   LOANS, ADVANCES AND INVESTMENTS. Without the prior
written consent of Lender, Borrower shall not directly or indirectly, make any loan, advance or extensions of credit in aggregate amounts in excess of $500,000, or capital contribution to, make any investments in, or purchase or commit to purchase any stock or other securities or evidences of contractual obligations of, or interests in, any Person, except for (i) investments in obligations of the United States of America and agencies thereof and obligations guaranteed by the United States of America maturing within one year from the date of acquisition, (ii) certificates of deposit issued by commercial banks organized under the Laws of the United States of America or any state thereof and having a combined capital, surplus and undivided profits of not less than $500,000, or completely insured by the Federal Deposit Insurance Corporation,
(iii) other investment grade investments, and (iv) transactions involving a Special Purpose Subsidiary.

                  5.2(d)   EMPLOYEE BENEFIT PLANS. Borrower shall not, directly
or indirectly, sponsor or contribute to, or create or suffer to exist any contractual or other obligation to contribute to, any Multiemployer Plan or to any Plan if such action would result in an Event of Default. Failure to comply with this provision may be cured by Borrower within fifteen (15) days of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.2(e)   DIVIDENDS. Borrower shall not pay any dividends or
distributions to any Person if a Default or Event of Default has occurred or if such payment would result in the occurrence of a Default or Event of Default. Failure to comply with this provision may be cured by Borrower within fifteen
(15) days of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.2(f)   ISSUANCE OF SECURITIES. Borrower shall not, directly
or indirectly, issue, sell or otherwise dispose of (i) any of its shares of capital stock or other investment securities of any class such as to result in a change in the controlling interest in Borrower, (ii) any securities convertible into or exchangeable for any such shares, or (iii) any carrying Rights, warrants, options, or other rights to subscribe for or purchase any such shares.
Failure to comply with this provision may be cured by Borrower within fifteen
(15) days of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.2(g)   TRANSACTIONS WITH GUARANTOR, AFFILIATES OR
SUBSIDIARIES. Borrower shall not, directly or indirectly, enter into any transaction (including, but not limited to, the sale or exchange of property or the rendering of service) with the Guarantor, any of its Affiliates or Subsidiaries, other than in the ordinary course of business of Borrower and upon fair and reasonable terms no less favorable than Borrower could obtain or could become entitled to in an arm's-length transaction with a Person which was not the Guarantor, an Affiliate or a Subsidiary.

                  5.2(h)   CHANGE IN MANAGEMENT OF BORROWER. Without the prior
written consent of Lender, Borrower shall not initiate a change in the president, chief executive officer, or chief financial officer of Borrower until a replacement acceptable to Lender has been engaged by Borrower. If such a change occurs which is not initiated by Borrower, Borrower shall obtain replacement management reasonably acceptable to Lender within ninety (90) days. During such ninety (90) day period, in addition to and supplemental to all other Rights of Lender under this Agreement, Lender may install an auditor(s) in any of the business locations of Borrower to ascertain Borrower's compliance with this Agreement.

                  5.2(i)   DEBT TO NET WORTH. Borrower shall not permit its
ratio of (i) Debt minus Debt subordinated to the Obligations on terms and conditions satisfactory to Lender, to (ii) Net Worth to exceed 6.0 to 1.0, as of the Closing Date and the last day of each calendar month.

                  5.2(j)   NET WORTH. Borrower shall not permit its Net Worth to
be less than $37,000,000, as of the Closing Date and the last day of each calendar month.

                  5.2(k)   NET WORTH OF GUARANTOR. The Net Worth of the
Guarantor shall not be less than $90,000,000 as of the Closing Date and the last day of each calendar month.

                  5.2(l)   COMPLIANCE WITH LAWS AND DOCUMENTS. Borrower shall
not, directly or indirectly, violate the provisions of any Laws, its articles of incorporation, bylaws, other governance documents or any agreements if such violation could reasonably be expected to have a Material Adverse Effect. Failure to comply with this provision may be cured by Borrower within twenty
(20) days of the receipt of written notice from Persons other than Lender or actual knowledge of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.2(m)   NEW BUSINESSES. Without the prior written consent of
Lender, Borrower shall not, directly or indirectly, engage in any business other than that in which it is presently engaged. Failure to comply with this provision may be cured by Borrower within twenty (20) days of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.2(n)   FISCAL YEAR AND ACCOUNTING METHODS. Borrower shall
not change its fiscal year, which currently ends each December 31, or method of accounting, other than immaterial changes in methods to which its independent certified public accountants concur without the prior written consent of Lender or as required by the requirements of GAAP.

                  5.2(o)   USE OF NAME CONFIDENTIALITY. Without the prior
written consent of Lender, Borrower shall not use Lender's name or trademark in connection with the operation of Borrower's business, including, but not limited to, any advertising undertaken by Borrower, and Borrower shall use all reasonable efforts to keep confidential the terms and conditions of the Loan Documents.

                  5.2(p)   BUSINESS LOCATIONS. All present business locations of
Borrower are set forth on SCHEDULE 5.2(p), including, without limitation, Borrower's principal place of business. Without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed, Borrower shall not conduct its business operations or store or otherwise locate any of the Collateral at any other location except as set forth on SCHEDULE 5.2(p) or in accordance with the Custody Agreement. Borrower shall establish no new Business location without giving written notice to Lender thirty (30) days prior to such establishment and executing and delivering to Lender any documents considered necessary by Lender, in Lender's sole discretion, to perfect or continue perfection of its Liens on the Collateral. Failure to comply with this provision may be cured by Borrower within five (5) Business Days of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.2(q)   MODIFICATION OF LOAN GUIDELINES. Without the prior
written consent of Lender, which shall not be unreasonably withheld or delayed, Borrower shall not amend, modify, supplement or otherwise change the Loan Guidelines. Borrower shall send all proposed changes to Lender and Lender shall respond to such proposed changes within five (5) Business Days of receipt thereof.

         5.3 REPORTING REQUIREMENTS. Borrower shall furnish to Lender such information as reasonably requested by Lender. Additionally, Borrower shall cause the following to be furnished to Lender:

                  5.3(a)   As soon as available, but no later than ninety (90)
days after the last day of each fiscal year of Borrower, unqualified audited Financial Statements showing the financial condition and result of operations of Borrower as of, and for the year ended on, such last day, accompanied by (i) the opinion of a firm of independent certified public accountants acceptable to Lender, based on an audit using generally accepted auditing standards, that such Financial Statements were prepared in accordance with GAAP and present fairly the financial condition and result of operations of Borrower, and (ii) a Financial Report Certificate with respect to such Financial Statements. Failure to comply with this provision may be cured by Borrower within thirty
(30) days of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.3(b)   As soon as available, but no later than thirty (30)
days after the last day of each calendar month (i) unaudited Financial Statements (balance sheet and income statement only) showing the financial condition and results of operations of Borrower as of, and for the period from the beginning of the current fiscal year, to such last day, and (ii) a Financial Report Certificate with respect to such Financial Statements. Failure to comply with this provision may be cured by Borrower within fifteen (15) days of such failure; and upon such timely cure, Borrower shall be in compliance with this provision.

                  5.3(c)   A Borrowing Base Report on the 15th day (or if such
day is not a Business Day, then the next Business Day after such 15th day) of each calendar month, as of the last day of the preceding calendar month, ("Calculation Date") or within two (2) days thereafter (Borrower may cause to be furnished to Lender additional Borrowing Base Reports whenever Borrower so chooses). Each Borrowing Base Report prepared by Borrower shall be certified to be true, correct and complete by the president, chief executive officer, chief financial officer, any vice president, or treasurer.

                  5.3(d)   Notice, promptly after Borrower knows or has good
faith reason to believe, of (i) the existence and status of any Litigation with respect to Borrower or any Guarantor which could have a Material Adverse Effect,
(ii) any change in any material fact or circumstance represented or warranted in any Loan Document, and/or (iii) a Default or Event of Default, specifying the nature thereof and what action Borrower has taken, is taking, or proposes to take with respect thereto.

                  5.3(e)   Promptly, but within ten (10) Business Days upon
request therefor by Lender, such information and/or documentation (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets and liabilities of Borrower, or any Person providing Collateral to secure all or any part of the Obligations and such opinions, certifications and documents, in addition to those mentioned in this Agreement, as Lender may request.

                  5.3(f)   As soon as available, but no later than ninety (90)
days after the last day of each fiscal year of Guarantor, unqualified audited Financial Statements showing the financial condition and result of operations of Guarantor as of, and for the year ended on, such last day, accompanied by (i) the opinion of a firm of independent certified public accountants acceptable to Lender, based on an audit using generally accepted auditing standards, that such Financial Statements were prepared in accordance with GAAP and present fairly the financial condition and result of operations of Guarantor, and (ii) a certificate by the President, Chief Operating Officer or Chief Financial Officer of the Guarantor that such Financial Statements are true, correct and complete and that no default has occurred and is continuing under its Guaranty. Failure to comply with this provision may be cured by Guarantor within thirty (30) days of such failure; and upon such timely cure, Guarantor shall be in compliance with this provision.

                  5.3(g)   As soon as available, but no later than thirty (30)
days after the last day of each calendar quarter (i) unaudited Financial Statements (balance sheet and income statement only) showing the financial condition and results of operations of Guarantor as of, and for the period from the beginning of the current fiscal year, to such last day, and (ii) a certificate by the President, Chief Operating Officer or Chief Financial Officer of the Guarantor that such Financial Statements are true, correct and complete and that no default has occurred and is continuing under this Guaranty. Failure to comply with this provision may be cured by Guarantor within fifteen (15) days of such failure; and upon such timely cure, Guarantor shall be in compliance with this provision.

         5.4 USE OF REPORTS. Borrower acknowledges and agrees that although Lender may rely on the unaudited financial statements and reports delivered to Lender pursuant to Section 5.3 to determine whether Borrower is in compliance with the financial covenants set forth in Section 5.2, Lender may make any internal adjustment to Lender's records consistent with GAAP to the information contained in such reports and statements, it determines to be necessary to more accurately reflect the financial condition of Borrower or to more accurately reflect the value of the Collateral. Lender shall advise Borrower of any material adjustments made pursuant to this Section 5.4. Any dispute between Borrower and Lender as to the interpretation and/or application of GAAP shall be resolved by obtaining the opinion of the firm of certified public accountants which audited Borrower's Financial Statements pursuant to Section 5.3(a) or E & Y Levanthal, Arthur Anderson, LLP, Price Warehouse Coopers, LLP, KPMGLLP, or Deloitte & Touche, LLP, at the expense of Borrower.

         5.5 AUDITS. Upon two (2) days' prior written notice (or less upon the agreement of Borrower and Lender), Borrower shall permit Lender or its designated representative to enter upon Borrower's premises at any of Borrower's business locations to conduct periodic audits of Borrower's books, accounts, inventory and operations during Borrower's normal business hours. Such audits shall be conducted during each calendar quarter during the term of this Agreement; provided, however, the frequency of such audits may be increased or decreased within the sole discretion of Lender.

SECTION 6. EVENTS OF DEFAULT. The term "Event of Default" means the occurrence of any one or more of the following events:

         6.1 PAYMENT OF OBLIGATIONS. The failure or refusal of Borrower to pay any portion of the Obligations within three (3) Business Days of the date the same becomes due in accordance with the terms of the Loan Documents.

         6.2 OTHER COVENANTS. The failure or refusal of Borrower to punctually and properly comply with any covenant, agreement or condition contained in this Agreement.

         6.3 LOAN DOCUMENTS AND SECURITY DOCUMENTS. An Event of Default shall occur and be continuing under any Security Document or other Loan Document.

         6.4 BANKRUPTCY. (a) Borrower or Guarantor shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto,
(b) an involuntary case is commenced against Borrower or Guarantor and the petition is not controverted within ten (10) days, or is not dismissed within thirty (30) days, after commencement of the case, (c) a custodian is appointed for, or takes charge of, all or any substantial part of the property of Borrower or Guarantor, (d) Borrower or Guarantor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Borrower or Guarantor or there is commenced against Borrower or Guarantor any such proceeding which remains undismissed for a period of thirty (30) days, (e) Borrower or Guarantor is adjudicated insolvent or bankrupt, (f) Borrower or Guarantor makes a general assignment for the benefit of creditors, (g) Borrower or Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due, (h) Borrower or Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts, or
(i) Borrower or Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing.

         6.5 ATTACHMENT. The failure to have discharged, within a period of thirty (30) days after the receipt of written notice from Persons other than Lender or actual knowledge thereof, any attachment, sequestration or similar proceeding against any assets of Borrower, which, individually, or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         6.6 PAYMENT OF JUDGMENTS. Borrower shall fail to pay, bond, secure or obtain a stay of enforcement from a court of competent jurisdiction of or with respect to any money judgment against it or its assets at least ten (10) days prior to the date on which Borrower's assets may be sold lawfully to satisfy such judgment, if failure to do so could reasonably be expected to have a Material Adverse
Effect.

         6.7 DEFAULT UNDER OTHER DEBT. Borrower shall default in the due and punctual payment of the principal of or the interest on any Debt, secured or unsecured, including, without limitation, any Debt or other obligation to any affiliate or subsidiary of Lender, or in the due performance or observance of any covenant or condition of any indenture or other material agreement executed in connection therewith, and such default shall have continued beyond any period of grace provided with respect thereto and shall have resulted in the acceleration of the maturity of such Debt if such default could reasonably be expected to have a Material Adverse Effect.

         6.8 MATERIAL ADVERSE EFFECT. The occurrence of any other event or events which shall have or cause a Material Adverse Effect.

         6.9 MISREPRESENTATION. Any statement, representation, or warranty in the Loan Documents or in any writing ever delivered by Borrower or Guarantor or on behalf of Borrower or Guarantor to Lender pursuant to the Loan Documents is false, misleading or erroneous in any material respect when made or when deemed to be repeated.

SECTION 7. RIGHTS AND REMEDIES.

         7.1 REMEDIES. Upon the occurrence and continuance of an Event of Default, Lender may, at its election, do any one or more of the following without notice of any kind, including, without limitation, notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived by Borrower: (a) declare the entire unpaid balance of the Obligations, or any part thereof, immediately due and payable, whereupon it shall be due and payable (provided that, upon the occurrence of an Event of Default under Section 6.4 (a)-(f) inclusive, the entire Obligations shall automatically become due and payable without notice or other action of any kind whatsoever); (b) terminate its commitment to lend hereunder; (c) exercise the Rights of offset or banker's lien against the interest of Borrower in and to every account and other property of Borrower which are in the possession of Lender to the extent of the full amount of the Obligations; (d) foreclose any or all Liens held by Lender or otherwise realize upon any and all of the Rights Lender may have in and to the Collateral, or any part thereof; and (e) exercise any and all other legal or equitable Rights afforded by the Loan Documents or under Law. Notwithstanding the foregoing, Lender may, but shall be under no obligation, to use reasonable efforts to notify Borrower of any of the foregoing; provided, however, the parties hereto expressly agree that the failure of Lender to provide notice shall not in any way affect or impair any action taken by Lender, it being understood that any absolute obligation of notice is hereby waived by Borrower to the fullest extent permitted by Law.

         7.2 PERFORMANCE BY LENDER. If any covenant, duty or agreement of Borrower is not performed in accordance with the terms of the Loan Documents, Lender may, at its option, perform or attempt to perform, such covenant, duty or agreement on behalf of Borrower. In such event, any amount expended by Lender in such performance or attempted performance shall be payable by Borrower to Lender on demand, shall become part of the Obligations and shall bear interest at the Default Rate from the date of such expenditure by Lender until paid. Notwithstanding the foregoing, it is expressly understood that Lender does not assume and shall never have, except by express written consent of Lender, any liability or responsibility for the performance of any covenant, duty or agreement of Borrower.

         7.3 DELEGATION OF DUTIES AND RIGHTS. Lender may perform any of its duties or exercise any of its Rights under the Loan Documents by or through its officers, directors, employees, attorneys, agents or other representatives.

         7.4 EXPENDITURES BY LENDER. Borrower shall indemnify Lender for all court costs, reasonable attorneys' fees, other reasonable costs of collection and other reasonable sums spent by Lender pursuant to the exercise of any Right (including, without limitation, any effort to collect or enforce the Revolving Credit Note) provided herein shall be payable to Lender on demand, shall become part of the Obligations and shall bear interest at the Default Rate from the date spent until the date repaid. If a court of competent jurisdiction determines that Lender has materially breached any of its obligations to Borrower under this Agreement, Lender shall indemnify Borrower for all court costs, reasonable attorneys' fees, other reasonable costs and sums spent to enforce Borrower's rights under this Agreement arising from or related to such material breach.

SECTION 8. MISCELLANEOUS.

         8.1 NOTICES. All notices, requests and other communications to be given hereunder shall be in writing and shall be given to such party at its address or fax number set forth on SCHEDULE 8.1 hereto or such other address or fax number as such party may hereafter specify by notice to Lender and Borrower. Each such notice, request or other communication shall be effective (i) if given by fax during the business hours of the party receiving notice, when transmitted to the fax number specified in this Section and a confirmation of receipt (which may be telephonic) is given by the recipient, (ii) if given by mail, on the third day after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in this Section; provided, that, notices under this (iii) to Borrower or to Lender shall not be effective until received. All notices shall also be given, simultaneously and in like manner, to such party's legal counsel at its address or fax number set forth on SCHEDULE 8.1 hereto or such other address or fax number as such party may hereafter specify by notice to the other parties.

         8.2 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         8.3 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Lender in exercising any Right or remedy hereunder and no course of dealing between Borrower and Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any Right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other Right or remedy hereunder. The Rights and remedies herein expressly provided are cumulative and not exclusive of any Rights or remedies which Lender would otherwise have.

         8.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and permitted assigns. Borrower may not assign or transfer any of its rights or obligations hereunder without the written consent of Lender and any purported assignment in violation of the foregoing shall be null and void.

         8.5 NUMBER AND GENDER OF WORDS. Whenever in any Loan Document the singular number is used, the same shall include the plural where appropriate, and vice versa; and words of any gender in any Loan Document shall include each other gender where appropriate. The words "herein," "hereof," and "hereunder," and other words of similar import refer to the relevant Loan Document as a whole and not to any particular part or subdivision thereof.

         8.6 HEADINGS. The headings, captions, and arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents, nor affect the meaning thereof.

         8.7 EXHIBITS AND SCHEDULES. If any EXHIBIT or SCHEDULE, which is to be executed and delivered, contains blanks, the same shall be completed correctly and in accordance with the terms and provisions contained and as contemplated herein prior to, at the time of, or after the execution and delivery thereof. Each of the EXHIBITS and SCHEDULES are incorporated herein by this reference.

         8.8 FORM AND NUMBER OF DOCUMENTS. Each agreement, document, instrument, or other writing to be furnished to Lender under any provision of this Agreement must be in form and substance and in such number of counterparts as may be satisfactory to Lender and its counsel.

         8.9 CONFLICTS. Except as otherwise provided in this Agreement and except as otherwise provided in the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with or is inconsistent with any provision in the other Loan Documents, the provision contained in this Agreement shall govern and control. The foregoing notwithstanding, as to the subject matter of the Loan Document entitled Agreement With Respect to Prevention and Resolution of Disputes, the provisions of that Loan Document shall govern and control.

         8.10 WAIVERS BY BORROWER. TO THE FULLEST EXTENT PERMITTED BY LAW, EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT, BORROWER WAIVES (A) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, NOTICE OF INTENT TO ACCELERATE THE MATURITY OF THE OBLIGATIONS AND NOTICE OF SUCH ACCELERATION, PROTEST, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION, OR RENEWAL; (B) ALL RIGHTS TO NOTICE OF A HEARING PRIOR TO THE LENDER'S TAKING POSSESSION OR CONTROL OF, OR THE LENDER'S REPLEVY, ATTACHMENT OR LEVY UPON, THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; AND (C) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS. BORROWER ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS EVIDENCED BY THIS AGREEMENT.

         8.11 WAIVER OF JURY. LENDER AND BORROWER HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LENDER AND BORROWER ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN BORROWER AND LENDER IN CONNECTION WITH THE LOAN DOCUMENTS, THIS AGREEMENT, OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO THE FINANCING TRANSACTION. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY LENDER'S ABILITY TO PURSUE ITS REMEDIES, INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OR JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT RELATED HERETO.

         8.12 CHANGES IN GAAP. All accounting and financial terms used in any of the Loan Documents and the compliance with each covenant contained in the Loan Documents which relates to financial matters shall be determined in accordance with GAAP, except to the extent that a deviation therefrom is expressly stated in such Loan Documents. Should a change in GAAP require a change in any method of accounting, then such change shall not result in an Event of Default if, at the time of such change, such Event of Default had not occurred and was not then continuing, based upon the former methods of accounting used by or on behalf of Borrower; provided that, after any such change in accounting methods, the Financial Statements required to be delivered to Lender pursuant to the terms hereof shall be prepared in compliance with such new method or methods of accounting but accompanied by such information, in form and detail satisfactory to Lender, that will allow Lender to readily determine the effect of such changes in accounting methods on such Financial Statements, and, for the purpose of determining whether an Event of Default has occurred, Lender shall look solely to such Financial Statements as adjusted to reflect compliance with such former method or methods of accounting.

         8.13 EXCEPTIONS TO COVENANTS. Borrower shall not take any action or fail to take any action which is permitted as an exception to any of the covenants contained in any of the Loan Documents if such action or omission would result in the breach of any other covenant contained in any of the Loan Documents.

         8.14 SURVIVAL. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Documents shall survive all closings under the Loan Documents and, except as otherwise indicated, shall not be affected by any investigation made by any party. Borrower's obligations under Sections 5.1(e) and 5.1(i) hereof shall remain operative and in full force and effect regardless of the termination of this Agreement, the repayment of the Revolving Credit Note, or the existence of any investigation made on behalf of the Lender regarding the representations and warranties made by Borrower in connection with the Loan Documents. If and to the extent that the obligations of Borrower under Sections 5.1(e) and 5.1(i) are unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable Law.

         8.15 GOVERNING LAW; VENUE. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS AND SECURITY DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF OHIO. VENUE FOR ANY PROCEEDING RELATED TO OR ARISING FROM THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE FRANKLIN COUNTY, OHIO, AT THE OPTION OF LENDER.

         8.16 MAXIMUM INTEREST RATE. It is the intention of the parties hereto to comply with applicable usury laws (now or hereafter enacted); accordingly, notwithstanding any provision to the contrary in this Agreement, the Revolving Credit Note, the other Loan Documents, or any other document relating hereto, in no event shall this Agreement or any such other document require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If from any circumstances whatsoever, fulfillment of any provision of this Agreement or of any other document pertaining hereto or thereto, shall involve transcending the limit of validity prescribed by law for the collection or charging of interest, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances Lender shall ever receive anything of value as interest or deemed interest by applicable law under this Agreement, the Revolving Credit Note, the other Loan Documents, or any other document pertaining hereto or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under the Revolving Credit Note or on account of any other indebtedness of Borrower to Lender, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of such indebtedness, such excess shall be refunded to Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of Borrower to Lender, under any specific contingency, exceeds the highest lawful rate, Borrower and Lender shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by applicable law.

         8.17 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, such provision shall be fully severable, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected thereby.

         8.18 LENDER NOT IN CONTROL. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the Right or power to exercise control over the affairs or management of Borrower, the power of Lender being limited to the Right to exercise the remedies provided in Section 7.

         8.19 CONFIDENTIALITY. Lender shall not at any time use or disclose to any Person, except (a) to any professional adviser who needs to know such information in connection with the transactions contemplated hereby; (b) in connection with any litigation or arbitral proceedings commenced by or against Lender or any of its affiliates; (c) in connection with any proposed sale or transfer of an interest in Lender or of an interest or participation in Lender's rights or obligations under this Agreement; or (d) as required to be disclosed by judicial or administrative process or by any other requirement of law, information concerning Borrower, Guarantor, their affiliates and their respective businesses, operations and plans, all of which is confidential and/or proprietary in nature and subject to the terms hereof (each item individually and all collectively are referred to herein as "Confidential Information"); PROVIDED that the foregoing shall not apply to the extent that such information was (x) previously known by Lender from sources other than Borrower or Guarantor or their respective directors, officers or agents, (y) in the public domain through no fault of Lender, or (z) lawfully acquired by Lender on a non-confidential basis from other sources who are not known by Lender to be bound by a confidentiality agreement with Borrower or Guarantor. Lender shall inform each of its employees and other representatives who receives

Confidential Information of the requirements of this Section 8.19 and shall cause each such employee or representative to comply with such requirements. If Lender or any of its representatives is requested or required (orally or in writing, by interrogatory, subpoena, civil investigatory demand or any similar process relating to any legal proceeding, investigation, hearing or otherwise) to disclose Confidential Information, Lender shall provide Borrower with prompt notice in advance of such disclosure so that Borrower may seek a protective order or other appropriate remedy and/or waive compliance with this Section 8.19, and Lender agrees to cooperate with Borrower in pursuing any such course of action. In the event that any such protective order or other remedy is not obtained or if Borrower waives compliance with the provisions of this Section 8.19, Lender shall furnish only such information as Lender is advised by its legal counsel to be legally required and shall exercise its best efforts to obtain assurance that confidential treatment will be accorded to any information which is compelled to be disclosed. The parties agree that Borrower's remedy at law for breach hereof is inadequate and that Borrower shall be entitled to a temporary restraining order and preliminary and permanent injunctive relief to enjoin any breach or threatened breach hereof without proof of any actual damages that may be or may have been caused to it by such breach. The foregoing remedies shall be in addition to any other right, power or remedy available to Borrower under law or equity. No forbearance, failure or delay in exercising any such right, power or remedy shall operate as a waiver or preclude the further exercise thereof. The provisions of this Section 8.19 shall survive termination of this Agreement and repayment of the Revolving Credit Loans and shall not be extinguished thereby. The Lender may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights or obligations under this Agreement to one or more purchasers whether or not related to the Lender and nothing in this Section
8.19 shall be deemed or construed to limit this Right of Lender.

         8.20 ENTIRETY AND AMENDMENTS. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN BORROWER AND LENDER AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER HEREOF. BORROWER CERTIFIES THAT IT IS RELYING ON NO REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT EXCEPT FOR THOSE SET FORTH HEREIN AND THE OTHER LOAN DOCUMENTS OF EVEN DATE HEREWITH.

         8.21 MULTIPLE COUNTERPARTS. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one Agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

                                    Lender:
                                    BANK ONE, NA



                                    By:
                                       -----------------------------------------
                                       Name:  Fred M. Kisare
                                       Title:     Vice President



                                    Borrower:
                                    LONG BEACH ACCEPTANCE CORP.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    EXHIBITS
                                TO LOAN AGREEMENT


EXHIBIT A         REVOLVING CREDIT NOTE

EXHIBIT B         FINANCIAL REPORT CERTIFICATE

EXHIBIT C         LOAN GUIDELINES

EXHIBIT D         BORROWING BASE REPORT

EXHIBIT E         ADVANCE REQUEST FORM

EXHIBIT F         FORM OF ASSIGNMENT

                                                                      EXHIBIT A

                              REVOLVING CREDIT NOTE

$30,000,000                                       EFFECTIVE AS OF
                                                  AUGUST 16, 2000

         FOR VALUE RECEIVED, the undersigned, LONG BEACH ACCEPTANCE CORP., a Delaware corporation, ("MAKER"), hereby unconditionally promises to pay on the Commitment Termination Date to the order of BANK ONE, NA, a national banking association ("LENDER"), not later than noon, Eastern Time, at its office located at 150 East Campus View Boulevard, Columbus, Ohio 43235 or at such other place as may be designated by Lender from time to time, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (i) THIRTY MILLION AND NO/100 DOLLARS ($30,000,000), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans (as defined in that certain Loan Agreement, dated as of even date herewith by and between Maker and Lender, as amended, modified or supplemented from time to time, the "LOAN AGREEMENT") made by Lender to the undersigned pursuant to the Loan Agreement, together with any interest from the date hereof until maturity at the rates per annum provided below. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         1. RATES OF INTEREST AND PAYMENTS. Subject to the provisions of the Loan Agreement, Maker agrees to pay interest in like money on the unpaid principal amount hereof from time to time outstanding from the date hereof until the principal balance hereof is paid in full at a fluctuating rate per annum equal to the applicable rate of interest as set forth in Section 2.5 of the Loan Agreement. Principal and interest payments on the unpaid principal balance and accrued interest due hereunder shall be made and applied in accordance with the provisions of the Loan Agreement, particularly Sections 2.5, 2.6, 2.7, 2.8, 2.9, 2.11, 2.12 and 2.13 of the Loan Agreement. The provisions of Sections 2.6, 2.7 and 8.16 of the Loan Agreement shall control the computation of interest hereunder.

         2. NOTICES. All notices required or permitted hereunder shall be in writing, and given in the matter, and addressed to the Maker and Lender at the addresses set forth in, Section 8.1 of the Loan Agreement, or at such other address as such party may from time to time designate by written notice to the others.

         3. LOAN AGREEMENT. This is the Revolving Credit Note referred to in the Loan Agreement, and the holder hereof is entitled to all the benefits provided therein and in the other Loan Documents. Reference is made to the Loan Agreement and the other Loan Documents which, among other things, contain provisions regarding optional and mandatory prepayment and acceleration of maturity upon certain Events of

Default described therein. This Revolving Credit Note is secured by the Security Documents.

         4. WAIVERS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED FOR IN THE LOAN AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY LAW, THE MAKER, SIGNERS, SURETIES, GUARANTORS, ENDORSERS AND OTHER PARTIES EVER LIABLE FOR PAYMENT OF ANY SUMS OF MONEY PAYABLE ON THIS REVOLVING CREDIT NOTE JOINTLY AND SEVERALLY WAIVE VALUATION AND APPRAISAL, DEMAND, PRESENTMENT, NOTICE OF DISHONOR, NOTICE OF INTENT TO DEMAND OR ACCELERATE PAYMENT HEREOF, NOTICE OF DEMAND, NOTICE OF ACCELERATION, DILIGENCE IN COLLECTING, GRACE, NOTICE, AND PROTEST, AND AGREE TO ONE OR MORE RENEWALS OR EXTENSIONS FOR ANY PERIOD OR PERIODS OF TIME, PARTIAL PAYMENTS, AND RELEASES OR SUBSTITUTIONS OF SECURITY, IN WHOLE OR IN PART, WITH OR WITHOUT NOTICE, BEFORE OR AFTER MATURITY. NO WAIVER BY LENDER OF ANY OF ITS RIGHTS OR REMEDIES HEREUNDER OR UNDER ANY OTHER DOCUMENT EVIDENCING OR SECURING THIS REVOLVING CREDIT NOTE OR OTHERWISE SHALL BE CONSIDERED A WAIVER OF ANY OTHER SUBSEQUENT RIGHT OR REMEDY OF LENDER; NO DELAY OR OMISSION IN THE EXERCISE OR ENFORCEMENT BY LENDER OF ANY RIGHTS OR REMEDIES SHALL EVER BE CONSTRUED AS A WAIVER OF ANY RIGHT OR REMEDY OF LENDER; AND NO EXERCISE OR ENFORCEMENT OF ANY SUCH RIGHTS OR REMEDIES SHALL EVER BE HELD TO EXHAUST ANY RIGHT OR REMEDY OF LENDER.

         5. LEGAL FEES. If this Revolving Credit Note shall be collected by legal proceedings or through a probate or bankruptcy court, or shall be placed in the hands of an attorney not a salaried employee of Lender for collection after an Event of Default or maturity, the undersigned agrees to indemnify Lender for all costs of collection, including, but not limited to court costs and reasonable attorneys' fees.

         6. ACCELERATION. Upon the occurrence of one or more of the Events of Default specified in the Loan Agreement, the holder thereof may, at its option, declare the entire unpaid balance of principal and accrued interest on this Revolving Credit Note to be immediately due and payable, without notice of any kind.

         7. AGREEMENT WITH RESPECT TO PREVENTION AND RESOLUTION OF DISPUTES. THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH A CERTAIN AGREEMENT WITH RESPECT TO PREVENTION AND ENFORCEMENT OF DISPUTES ("DISPUTE RESOLUTION AGREEMENT"), THE TERMS AND PROVISIONS OF WHICH ARE INCORPORATED HEREIN. AMONG OTHER PROVISIONS, THE DISPUTE RESOLUTION AGREEMENT PROVIDES FOR WAIVER OF JURY TRIAL BY LENDER AND MAKER, NONEXCLUSIVE JURISDICTION AND VENUE IN FRANKLIN COUNTY, OHIO, AND CONSTRUCTION AND INTERPRETATION UNDER THE LAWS OF THE STATE OF OHIO.

         8. NOTICE OF FINAL AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         9. MISCELLANEOUS. Maker and Lender intend that this Revolving Credit Note shall be in compliance with all applicable laws and shall be enforceable in accordance with its terms. If any provision of this Revolving Credit Note shall be illegal or unenforceable, such provision shall be deemed cancelled to the same extent, as though it never had appeared herein, but the remaining provisions shall not be affected thereby. In the event that the interest rate provided for in this interest rate shall be deemed modified to the highest rate permitted under such applicable usury law and all payments theretofore made shall be credited as though such rate had been the rate originally provided for herein.

         Any and all references in this Revolving Credit Note to any other document or documents shall be references to such other document or documents as the same may from time to time be modified, amended, renewed, consolidated or extended.

         The term "Maker" as used herein shall include the undersigned and its successors and assigns; provided that this paragraph shall not be deemed to be a consent or approval by the Lender of any transfer or assignment by Maker.

         This Revolving Credit Note is executed as of the date and year first above written.

                                                MAKER:

                                                LONG BEACH ACCEPTANCE CORP.


                                                ___________________________
                                                By:
                                                Its:_______________________

                                    EXHIBIT B
                          FINANCIAL REPORT CERTIFICATE

                            [Letterhead of Borrower]

                           _____________________, 2000



Bank One, NA-OH1-1009
150 East Campus View Blvd., Suite 280B
Columbus, OH 43235
Attn:  Fred M. Kisare

Ladies and Gentlemen:

         The undersigned, an authorized officer of Long Beach Acceptance Corp. ("BORROWER"), gives this Financial Report Certificate (the "CERTIFICATE") to Bank One, NA ("LENDER") in accordance with the requirements of that certain Loan Agreement effective as of ________, 2000, between Borrower and Lender ("LOAN AGREEMENT"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

         1. Based upon my review of the balance sheets and statements of income and other financial information of Borrower and of Ameriquest Mortgage Company ("Guarantor") for the [fiscal year] [month] ending _________, ____, copies of which are attached hereto, I hereby certify that:

                  (a) The Borrower's ratio of Debt to Net Worth as of ____________ is _____ to ____ . (See Section 5.2(i) of the
                  Loan Agreement.)

                  (b) The Borrower's Net Worth as of _______________________ is __________________. (See Section 5.2(j) of the Loan
                  Agreement.)

                  (c) As of ____________, the aggregate principal balances of Contracts in Class Type II included in the Borrowing Base is _____% of the aggregate principal balances of all Contracts included in the Borrowing Base (See Section 1.5 of the Loan Agreement.).

                  (d) As of ______________, the aggregate principal balances of Contracts in Class Type IV included in the Borrowing Base is ___% of the aggregate principal balances of all Contracts included in the Borrowing Base (See Section 1.5 of the Loan Agreement.).

         2. No Event of Default exists and is continuing on the date hereof, other than ________________ [in none, so state].

                                                Very truly yours,




                                                ________________________________
                                                Printed Name:___________________
                                                Title:__________________________

*****************************************
NOTE: ILLEGIBLE WORDS ENCASED IN BRACKETS
*****************************************

                            LBAC NATIONAL PROGRAMS (Investor Matrix)                                                CALIFORNIA ONLY
                                     THE M.A.C. PROGRAM-SM-                                                      EFFECTIVE 1/1/2000
                                 MATRIX OF AUTOMOBILE CREDIT

-------------------------------------- --------------------- ----------------- ----------------- ---------------- -----------------
LBAC INVESTOR PROGRAMS                          CLASS I          CLASS IIA         CLASS IIB        CLASS III      LIMITED CREDIT
-------------------------------------- --------------------- ----------------- ----------------- ---------------- -----------------
ACQUISITION FEE                                                               Refer to State Matrix
[   ] FEE                                                                     Refer to State Matrix
[ACCOUNT] FEE                                                                 Refer to State Matrix
LOAN AMOUNTS
   Minimum                                 $5,000                $5,000            $5,000            $3,000            $3,000
   Maximum                                $50,000               $40,000           $35,000           $25,000           $17,500
MAXIMUM ADVANCE PROGRAM                     145%                  145%              145%              140%               125%
                                       --------------------- ------------------ ----------------
   Invoice/NADA/KELLEY CALIFORNIA ONLY      [illegible]         [illegible]       [illegible]         115%               100%
                                       --------------------- ------------------ ----------------
                                            [illegible]         [illegible]       [illegible]
                                       --------------------- ------------------ ----------------
   Plus TT&L                                    YES                 YES               YES                YES            INCLUDES
                                       --------------------- ----------------- ----------------- ---------------- -----------------
   Plus Warranty                            [illegible]          [illegible]      [illegible]       [illegible]       [illegible]
                                       --------------------- ----------------- ----------------- ---------------- -----------------
   4x4/Highline/Premium Warranty           $2,000                $2,000            $2,000            $2,000            $2,000
                                       --------------------- ----------------- ----------------- ---------------- -----------------
   Plus Alarm                                $500                  $500              $500              $500              $500
                                       --------------------- ----------------- ----------------- ---------------- -----------------
   Plus Credit Life and Disability          State Cap            State Cap         State Cap         State Cap         State Cap
PROGRAM DESCRIPTION
   Minimum Down Payment Required          The issuer of $1000 or 10% Cash down        10%               10%               15%
                                       --------------------- ----------------- ----------------- ---------------- -----------------
   Residence and Employment Stability         2-2 YR                2-2 YR          1-1 YR            1-1 YR           2-1 YR
                                       --------------------- ----------------- ----------------- ---------------- -----------------
   Qualifying Monthly Income Gross
      (Individual)                                                            Refer to State Matrix
   Qualifying Monthly Income Gross
      (Joint)                                                                 Refer to State Matrix

   Debt Ratio Gross                    w/Income less         w/Income less     w/Income less     w/Income less
                                       than $2000-50%        than $2000-50%    than $2000-50%    than $2000-50%

                                       w/Income greater      w/Income greater  w/Income greater  w/Income greater
                                       than $2000-55%        than $2000-55%    than $2000-55%    than $2000-55%           50%

                                                                                                 less than           less than
                                                                                                 2000 = 18           2000 = 18

   Max Car Payment to Gross Income            25%                 25%               25%          greater than        greater than
                                                                                                 2000 = 20           2000 = 20
   Rent Factor                                                                Refer to State Matrix
   Insurance Factor                            $100                $100               $100              $100            $100
                                       --------------------- ----------------- ----------------- ---------------- -----------------
                                       2Y 2 Rev & 1 Ins with                   1Y 2 Rev or 1 Ins
                                                high              1 Y 2 Rev          w/high       8 Mon 2 Rev or
   Minimum Credit History                 credit of $3000         or 1 Ins      credit of $1500         1 Ins            N/A
   Repossessions                                NONE               2 YR               1 YR              1 YR             N/A
   Bankruptcies                                 NONE            2 YR-DISCH        1 YR-DISCH            DISCH            N/A
   Tax Liens                                  None (open)            5%                5%                5%              N/A
                                       --------------------- ----------------- ----------------- ---------------- -----------------
   Derogs:Judgement, Collection
     and/or Charge Offs                     [illegible]          [illegible]     [illegible]       [illegible]           N/A
                                       --------------------- ----------------- ----------------- ---------------- -----------------
                                              CUR-MAX              CURRENT         CURRENT         [illegible]           N/A
   Installment                               PREV 3X30           MAX PREV 60     MAX PREV N/A      [illegible]
                                      --------------------- ----------------- ----------------- ---------------- -----------------
                                              CUR-MAX             CURRENT          CURRENT         [illegible]           N/A
   Auto                                      PREV 3X30           MAX PREV 60     MAX PREV N/A      [illegible]
                                      --------------------- ----------------- ----------------- ---------------- -----------------
                                             CUR-MAX             CURRENT         CURRENT          [illegible]           N/A
   Mortgage                                  PREV 0x30          MAX PREV 60     MAX PREV N/A      [illegible]
                                      --------------------- ----------------- ----------------- ---------------- -----------------
                                             CUR-MAX             CURRENT         [illegible]      [illegible]           N/A
   Revolving: Minor/Major                   PREV 1X60         MAX PREV 80-80
                                      --------------------- ----------------- ----------------- ---------------- -----------------
   References                                   1                   3                5                  5                5
                                      --------------------- ----------------- ----------------- ---------------- -----------------

                                      --------------------- ----------------- ----------------- ---------------- -----------------

     Cars in excess of 90,000 miles can only be advanced up to             TERM EXTENSIONS
     100% including TT&L (except CA)                                       No term extensions without LBAC prior approval
                                                                           No term extensions on cars with excess mileage
[  ]Max rebatable is $2000 on limited credit                               Maximum extension on Class III - 6 months-
[  ]Or NADA or KELLEY value whichever is less (CA $500)                    Max term on Class III and Limited Credit is 60 months.
    Factory rebate may be applied towards total down payment               Max term 66 Mos. on new cars (including extension)
[  ]3yr history or residence & employment to be listed on application      Class I and IIA only - 72 month term available for
[  ]For purpose of debt ratio use 3% payment factor on balances greater    1997 and newer vehicles
    than $500 and less than 2 years old (in states where garnishments      No term extension on Limited Credit
    are allowed.)
[  ]Special consideration will be given to borrowers with stability in both residence and employment, compensating factors, medical judgments, and non credit judgments
                                                                                                     ------------------------
                                                                                                            E X H I B I T
                                                                                                                  C
                                                                                                     ------------------------

                                                                 CALIFORNIA ONLY                          12/20/99 CALIFORNIA MATRIX

                                    EXHIBIT D

                                 BORROWING BASE



1.(a)       Borrowing Base total as of the last date of           $_____________
            determination, _____________, ________, an
            amount equal to ninety percent (90%) of the aggregate amount of the Principal Balance outstanding under the Eligible contracts as calculated by Borrower's accounting systems and as agreed to by Lender.

2.          Ninety percent (90%) of the aggregate amount of       $_____________
            the Principal Balance for all Eligible Contracts as set forth in the Advance Request Report.

3.(a)       Ninety percent (90%) of the aggregate of the          $_____________
            Principal Balance for any Eligible Contract(s) prepaid in whole or in part as per Section 2.11 of the Loan Agreement.

3.(b)       Mandatory Prepayment of Revolving Credit Loans        $_____________
            as per Section 2.9 of the Loan Agreement.

4.          Adjustments as needed and agreed.                     $_____________

5.          Borrowing Base ceiling.                               $30,000,000.00

6.          Cash equivalent for amounts exceeded in Item 6.       $_____________

7.          Borrowing Base (Lines 1(a) + 2-3(a) - 3(b) +/- 4-8)   $_____________

                                    EXHIBIT E
                              ADVANCE REQUEST FORM


TO:      Bank One, NA
         150 East Campus View Blvd., Suite 280B
         Columbus, OH 43235
         Attn: Fred M. Kisare

DATED AS OF:      ________________________

BORROWER:         Long Beach Acceptance Corp.

Ladies and Gentlemen:

         The undersigned is the an authorized officer of the Borrower, and is authorized by the Borrower to make and deliver this certificate pursuant to that certain Loan Agreement effective as of _______________, 2000, by and between Borrower and Bank One, NA (as the same may be amended, renewed, extended, modified and/or restated from time to time, the "AGREEMENT"). All terms defined in the Agreement shall have the same meaning herein. Borrower hereby requests a Revolving Credit Loan in the amount of $_____________ in accordance with SECTION
2.2 of the Agreement.

         In connection with the foregoing and pursuant to the terms and provisions of the Agreement, the Borrower hereby represents and warrants that:

         (a) All of the representations and warranties of Borrower contained in the Agreement and in any of the other Loan Documents are true and correct in all material respects on the date hereof, as though made on and as of such date.

         (b) No change has occurred in the business, assets, operations, prospects or financial or other condition of the Borrowers which could reasonably be expected to have a Material Adverse Effect since the date of the last Revolving Credit Loan.

         (c) The aggregate unpaid principal amount of all Revolving Credit Loans, after giving effect to this Revolving Credit Loan, is equal to or less than the lesser of (x) the Borrowing Base, and (y) the Commitment.

         (d) All information supplied herein and herewith is true, correct, and complete as of the date hereof.

         (e) No Event of Default exists and is continuing on the date hereof, other than _____________________________________________________________
______________________________________________________[if none, so state].


                                   Sincerely,



                              __________________________________
                              Printed Name:_____________________
                              Title:____________________________

                                    EXHIBIT F


                                                         ACCOUNT NUMBER: #######

--------------------------------------------------------------------------------
                              SUBSEQUENT ASSIGNMENT


FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, pursuant to the Loan Agreement dated as of August ___, 2000 by and between BANK ONE, NA as Lender and the undersigned as Borrower, as it may have been supplemented, amended or restated from time to time (the "Loan Agreement"). THE UNDERSIGNED ASSIGNS TO AND GRANTS TO BANK ONE, NA ("BANK"), 100 EAST BROAD STREET, COLUMBUS, OHIO 43271, AN ASSIGNMENT OF AND A SECURITY INTEREST IN THIS AGREEMENT, CONTRACT NUMBER [#######], DATED [DD/MM/YY] BETWEEN [BORROWER'S NAME(S)] AS BUYER(S) AND [DEALER NAME] AS SELLER, FOR THE PURCHASE OF THE FOLLOWING VEHICLE: [YEAR, MAKE, MODEL, VIN], THE PROPERTY DESCRIBED THEREIN AND THE OBLIGATIONS OF THE DEBTOR THEREUNDER. THIS AGREEMENT MAY NOT BE SOLD, ASSIGNED OR SUBJECTED TO A SECURITY INTEREST WITHOUT BANK'S PRIOR WRITTEN CONSENT (THIS "ASSIGNMENT"). This Assignment is pursuant to the terms of the Loan Agreement or such other Loan Documents as may be in effect between the undersigned and Bank, its successors or assigns.


LONG BEACH ACCEPTANCE CORP.

BY:  [authorized original signatory]

NAME:  [printed name of authorized signatory]

TITLE:  [title of authorized signatory]

DATE:  [date funded - accounting]

                                    SCHEDULES

SCHEDULE 3.1               CLOSING DOCUMENTS AND CONDITIONS

SCHEDULE 4.4               PRIOR NAMES AND TRADE NAMES OF BORROWER

SCHEDULE 4.8               PENDING LITIGATION INVOLVING BORROWER

SCHEDULE 4.11              EMPLOYEE BENEFIT PLANS


SCHEDULE 4.15              CONSENTS REQUIRED

SCHEDULE 4.16              OWNERSHIP

SCHEDULE 5.2(a)(1)         DEBT TO BE SUBORDINATED

SCHEDULE 5.2(a)(2)         WAREHOUSE FACILITIES AND COLLATERAL

SCHEDULE 5.2(p)            BUSINESS LOCATIONS

SCHEDULE 8.1               NOTICES

                                  SCHEDULE 3.1
                        CLOSING DOCUMENTS AND CONDITIONS


1. LOAN AGREEMENT. This Loan Agreement shall have been duly executed and delivered to Lender by Borrower.

2. REVOLVING CREDIT NOTE. Lender shall have received the Revolving Credit Note, dated on or about the Closing Date, conforming to the requirements of this Loan Agreement and duly executed by Borrower.

3. GUARANTY AGREEMENT OF GUARANTOR. Lender shall have received the Guaranty Agreement of Guarantor dated on or about the Closing Date, duly executed by Guarantor.

4. AGREEMENT WITH RESPECT TO PREVENTION AND RESOLUTION OF DISPUTES. Lender shall have received the Agreement With Respect To Prevention and Resolution of Disputes, dated on or about the Closing Date, duly executed by Borrower and Guarantor.

5. CUSTODY AGREEMENT. Lender shall have received a Custody Agreement, dated on or about the Closing Date, duly executed by the Custodian.

6. SECURITY AGREEMENT. Lender shall have received the Security Agreement of Borrower, dated on or about the Closing Date, duly executed by Borrower.

7. FINANCING STATEMENTS. All financing statements required or, in Lender's opinion, advisable to be filed in order to create, in favor of Lender, a first priority perfected Lien on the Contracts with respect to which a Lien can be perfected by means of filing a UCC financing statement, shall have been properly executed and delivered to Lender and filed of record, and all necessary filing, subscription and inscription fees and all recording and other similar fees, and all taxes and other expenses related to such filings and recordings shall have been paid in full on behalf of the above referenced parties.

8. UCC SEARCHES. Lender shall have received the results of UCC searches showing all filings of purported lien holders against Borrower in such other offices as Lender may require, each search dated a date reasonably close to the Closing Date.

9. RELEASES AND/OR ASSIGNMENTS. Lender shall have received releases and/or assignments or agreements to execute such releases and/or assignments of all existing Liens (other than permitted liens) on the Collateral.

10. RELATED DOCUMENTS RELATIVE TO BORROWER. Lender shall have received the following, dated reasonably close to the Closing Date, for Borrower:

         a. GENERAL CERTIFICATE WITH INCUMBENCY. Lender shall have received a Certificate from the President, Secretary, Chief Financial Officer or Chief Executive Officer of Borrower, dated the Closing Date, to the effect that:
(i) the representations and warranties made by Borrower in the Loan Documents to which such Borrower is a party or which are contained in any certificate, document or financial or other statement furnished at the time of or in connection with the transaction contemplated hereunder shall be correct on and as of the Closing Date as if made on and as of such date; (ii) no Default or Event of Default shall have occurred and be continuing on the Closing Date; and,
(iii) no outstanding or unpaid judgment and/or actions, suits or proceedings, before any court or before any governmental or administrative body or agency which could reasonably be expected to prevent or preclude the consummation of the transactions contemplated hereunder are pending or (to the best of his knowledge) are threatened against Borrower.

         b. CORPORATE PROCEEDINGS. Lender shall have received a copy of the resolution of the Board of Directors of Borrower authorizing: (i) the execution, delivery and performance of all Loan Documents to which such Borrower is a party, (ii) the consummation of the transactions contemplated hereunder or thereunder; and, (iii) the borrowings and grants of Liens under the Loan Documents, all of the above certified by the secretary of Borrower on or about the Closing Date. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificates.

         c. INCUMBENCY CERTIFICATES. Lender shall have received a certificate of the President, Secretary and/or Chief Executive Officer of Borrower dated on or about the Closing Date, as to the incumbency and signature of the officers of Borrower executing each of the Loan Documents to which Borrower is a party, together with evidence of the incumbency of such Chief Executive Officer, Secretary and/or President.

         d. CHARTER DOCUMENTS AND BY-LAWS. Lender shall have received: (i) a copy, certified as of the date reasonably close to the Closing Date by the secretary of the state of incorporation or organization, of the Articles of Incorporation, together with all amendments thereto, of Borrower; (ii) a copy, certified as of the Closing Date by the Secretary, Chief Executive Officer and/or President of Borrower, of its by-laws in effect on the Closing Date;
(iii) a certificate or telex confirmation as of a date reasonably close to the Closing Date from the Secretary of State or other appropriate governmental officer as to Borrower as to the existence and standing of Borrower; (iv) a certificate dated as of a date reasonably close to the Closing Date from each state in which Borrower is qualified to do business as to the existence and standing of Borrower; and, (v) a certificate dated as of the Closing Date from the Secretary, Chief Executive Officer and/or President of Borrower to the effect that the documents delivered pursuant to clauses (i) and (ii) are true and correct copies of such documents and, as relates to the documents delivered pursuant to clause (i), as on file with the secretary of state of the state of incorporation or organization or other governmental officer and no action has been taken to amend, modify or repeal such documents delivered pursuant to clauses (i) and (ii) above, the same being in full force and effect in such form on the Closing Date.

11. RELATED DOCUMENTS RELATIVE TO GUARANTOR. Lender shall have received documents, certificates, and information as described in paragraph 10 (a through d, except that the certificate referred to in paragraph 10(d)(iv) shall be limited to the State of California) and paragraph 16 as to Guarantor.

12. INSURANCE. Lender shall have received from Borrower evidence satisfactory to Lender as to the satisfaction of the requirements relating to insurance set forth in this Agreement.

13. LOAN GUIDELINES. The Loan Guidelines shall have been delivered by Borrower to Lender which shall comport with the requirements of this Loan Agreement.

14. REGULATORY APPROVALS: CONSENTS. Lender shall have received evidence satisfactory to Lender that all requisite regulatory approvals and consents, if any, of any other Person with respect to the transactions contemplated by the Loan Documents have been obtained in order to consummate the transactions contemplated hereby.

15. FINANCIAL STATEMENTS. Lender shall have received the audited, consolidated Financial Statements for Guarantor and its subsidiaries for fiscal year 1999 and projected Financial Statements for Guarantor and its Subsidiaries for fiscal year 2000.

16.      COMMITMENT FEE. Lender shall have received the Commitment Fee.

17. ABSENCE OF CHANGES. Lender shall have received evidence satisfactory to Lender including, without limitation, a certificate executed by the President, Chief Financial Officer or Chief Executive Officer of Borrower, to such effect, that no material adverse change has occurred in the business, assets, operations, prospects or financial or other condition of Borrower since the date of the Current Financials.

18. REPORTS. Lender shall have received a Borrowing Base Report dated on or about the Closing Date.

19. SUBORDINATION AGREEMENTS. Lender shall have received Subordination Agreements in favor of Lender, in form and content acceptable to Lender in its sole discretion, authorized and executed by each Person to whom/which Borrower owes

Debt or other payment obligations as may be required by Lender pursuant to
Section 5.2(a).

20. OPINION OF COUNSEL. Lender shall have received the opinion of Borrower's and Guarantor's legal counsel regarding the loan transaction hereunder and such issues related thereto as Lender may require.

21. DUE DILIGENCE. The results of Lender's, its auditor's and legal counsel's due diligence regarding the transaction hereunder shall be satisfactory to Lender, and Lender shall be satisfied with the assets, books and records and the business and financial condition of Borrower.

22. OTHER DOCUMENTS. Such other agreements, documents, instruments, opinions, certificates and evidences as Lender or its legal counsel may request.

         All of the foregoing shall be in a form and of a substance acceptable to Lender.

                                  SCHEDULE 4.4
                     PRIOR NAMES AND TRADE NAMES OF BORROWER


Long Beach Acceptance Texas (trade name; no longer used in ongoing operations)

                                  SCHEDULE 4.8
                      PENDING LITIGATION INVOLVING BORROWER

(i) IN RE AUTO LIQUIDATORS OF ORANGE COUNTY (U.S. Bankruptcy Court, California) Auto Liquidators and LBAC entered into a sublease under which Auto Liquidators leased from LBAC a used car lot, and a bailment agreement under which Auto Liquidators solicited offers for the purchase of repossessed and other vehicles held by LBAC. Auto Liquidators breached the sublease and the bailment agreement by selling vehicles and failing to remit the proceeds to LBAC, and failing to pay rent and utilities. Additional discrepancies regarding contracts LBAC purchased from Auto Liquidators and checks received from Auto Liquidators were discovered. In addition, vehicles were sold out of trust, or otherwise illegally sold by Auto Liquidators, On September 30, 1997, LBAC and Auto Liquidators jointly terminated the sublease and Auto Liquidators abandoned the premises. An investigation of Christina Kachadorian (sole proprietor of Auto Liquidators), her husband, Scott Tassone, and Terence J. Cox has not uncovered any substantial assets of those individuals. LBAC filed with the California Dept. of Motor Vehicles a complaint against Auto Liquidators, Kachadorian, Tassone and Date Auto Care for failure to provide the titles on contracts purchased from Auto Liquidators, refusal to cancel and refund premiums on extended warranties sold by Auto Liquidators, failure to pay for cars that Auto Liquidators had sold under the bailment agreement, selling vehicles without obtaining LBSAC's permission or informing LBAC that the vehicles were sold, and failure to forward proceeds on a payoff. Kachadorian and Tassone filed bankruptcy. In 1/98 LBAC filed a complaint to determine nondischargeability of debt against Kachadorian and Tassone. In 5/99, Tassone, Kachadorian and LBAC executed an outline regarding tentative settlement terms that had been reached. However, Tassone and Kachadorian never executed the settlement documents. In early 2000 LBAC recommenced litigation and discovery. However, during 6/00 efforts to finalize the prior settlement proceeded again and on 7/5/00 revised settlement documents were sent to Kachadorian and Tassone for approval. The amount in controversy is approximately $500,000.


(ii) FUSI V. LBAC (California Superior Court). In late 1998 and early 1999 Fusi's account was delinquent and LBAC could not contact him. On 3/11/99 Fusi advised LBAC that he had made a payment of $1,085 in 1/99. LBAC had no record of receiving the funds and instructed Fusi to provide evidence of the payment. On 3/19/99 LBAC repossessed Fusi's vehicle. Subsequently, Fusi faxed to LBAC a copy of his canceled check. However, the copy of the check was illegible and LBAC began an investigation with LBAC's lockbox and with Fusi's bank, Bank of America. On 4/16/99 Fusi cured his default and took possession of his vehicle, at which time he discovered that some stereo equipment and his alarm system were missing. In 11/99 LBAC received a letter from Fusi's attorney demanding $2,250 for the stereo and alarm system and $150,000 as compensation for LBAC's negligence. On 11/18/99 LBAC conditionally credited Fusi's account for the missing $1,085 payment. On 12/6/99 LBAC denied Fusi's allegations but asked Fusi to submit estimates from a reputable company for the replacement and/or repair of the stereo equipment and alarm system. Fusi submitted such estimates but refused to release LBAC of all claims in exchange for LBAC's payment of $2,419, the amount of the estimates. To this date, LBAC has not been able to determine either through its lock box or through Fusi's bank who received credit for the $1,085 check (LBAC has not). On 2/2/00 LBAC was served a complaint in which Fusi claims that LBAC wrongfully repossessed his vehicle, breached its duty of good faith under the UCC, and violated the Unfair and Deceptive Practices Act. Fusi is seeking compensatory damages, punitive damages, attorney's fees and court costs. On 3/1/00 LBAC filed an answer to Fusi's complaint denying all allegations. Discovery is in progress. The amount in controversy is unknown.

(iii) KOLLMEYER V. LBAC (California Department of Fair Employment & Housing) Kollmeyer, a former LBAC employee who was terminated for cause, filed a complaint against LBAC in which Kollmeyer claims that she was denied leave and was terminated because of a medical condition. The Department of Fair Employment & Housing ("DFEH") sent the complaint to the EEOC for dual filing. On 4/17/00 LBAC filed its response denying all allegations. The amount in controversy is unknown, but is expected to be less than $100,000.

(iv) KUNERT V. LBAC ET. AL (California Superior Court, County of Los Angeles) On 5/12/00 the Kunerts filed on their own behalf and on behalf of others similarly situated a complaint against LBAC and more than 25 other lenders (i.e. the complaint is brought as a class action with both plaintiff and defendant classes). The complaint alleges that unbeknownst to the plaintiffs, the defendants participated in dealer reserve arrangements which increased the cost of financing to the plaintiffs, and that that practice constitutes violations of California law, including the Business and Professions Code, the Consumer Legal Remedies Act, and the Rees-Levering Automobile Sales Finance Act, among other violations. Several of the defendants filed a motion to have the case removed to federal court and the plaintiffs filed a motion to remand the matter back to California Superior Court. Several of the defendants filed a motion to dismiss. On 7/19/00 LBAC filed a joinder to the motion to dismiss which was filed by another defendant. The amount in controversy is unknown.

(v) LEWIS V. LBAC (Commowealth Court of Pennsylvania) On 6/13/00 LBAC received a Writ of Summons issued against LBAC and International Recovery Systems, Inc. ("International") stating only that Lewis has commenced an action against LBAC and International and that an arbitration hearing is scheduled for 2/2/01. To our knowledge, Lewis has not yet filed his complaint. According to LBAC's records for Lewis' account, Lewis is a chronic delinquent, and his vehicle has been assigned for repossession since 11/99. In 7/99 Lewis stated several times that he could not afford the vehicle and that he wanted voluntarily to surrender the vehicle to LBAC. However, Lewis refused to tell LBAC the location of the vehicle. In 8/99 LBAC spoke with Lewis' attorney, who claimed that LBAC was harassing Lewis. Nevertheless, in 9/99 and 10/99 Lewis' attorney said that he would arrange for a conference call among LBAC, Lewis and himself to make arrangements for Lewis to either bring the account current or surrender the vehicle. That conference call has never taken place. Subsequently, Lewis stated several times that he wanted voluntarily to surrender the vehicle, but each time the vehicle was not available to LBAC's repossession agent. The amount in controversy is unknown, but is expected to be less than $100,000.

(vi) PONZO V. LBAC (New Jersey Superior Court). Joseph Ponzo is an individual who had been the credit manager for several motor vehicle dealers from which LBAC purchased contracts. In 3/98 and again in 6/98 Ponzo's attorney wrote to LBAC claiming that LBAC employees had contacted several of Ponzo's employers and as a result Ponzo's positions of employment were terminated. LBAC asked Ponzo for specifics but received no response. On 8/21/99, Ponzo filed a complaint against LBAC and several of its former and current employees in which Ponzo made the same claims. Answers to the complaint have been filed on behalf of LBAC and those employees who had been served, denying all allegations. Discovery is in progress. The amount in controversy is unknown.

(vii) THOMPSON V. LBAC (California Department of Fair Employment and Housing) Thompson is an LBAC employee who filed a complaint with the California Department of Fair Employment and Housing, which sent the complaint to the EEOC for dual filing. In her complaint, Thompson alleges that she was sexually harassed, transferred to another department in retaliation for protecting the alleged sexual harassment and "written up" for absences which she claims were covered by her request for leave under the California Family Rights Act. On 6/20/00 LBAC filed an answer denying all allegations. The amount in controversy is unknown, but is expected to be less than $100,000 .

                                  SCHEDULE 4.11
                             EMPLOYEE BENEFIT PLANS


Ameriquest Capital Corporation 401(k) Plan        08/01/92 - 04/01/99
Ameriquest Mortgage Company 401(k) Plan           04/01/99 - Current
POS/HMO Health Plan                               01/01/95 - 07/01/98
PPO/HMO Health Plan                               07/01/98 - Current
Dental Plan                                       01/01/95 - Current
Vision Service Plan                               07/01/98 - Current
Short and Long Term Disability Plan               01/01/95 - Current
Company Paid Life & AD&D                          01/01/95 - Current
Dependent Care Reimbursement Plan                 07/01/98 - Current
Health Care Spending Account                      07/01/98 - Current

                                  SCHEDULE 4.15
                                CONSENTS REQUIRED


None

                                  SCHEDULE 4.16
                                    OWNERSHIP


Ameriquest Mortgage Company - 100%

                               SCHEDULE 5.2(a)(1)
                             DEBT TO BE SUBORDINATED


None

                               SCHEDULE 5.2(a)(2)
                       WAREHOUSE FACILITIES AND COLLATERAL


FACILITY                            COLLATERAL

Chase Bank of Texas, N. A.                  Various retail installment contracts
Warehouse Facility                          pledged from time to time and which,
                                            while pledged, are individually
                                            designated in Borrower's servicing
                                            system to the Chase facility


Greenwich Capital Financial                 Various retail installment contracts
Financial Products, Inc.                    pledged from time to time and which,
Warehouse Facility                          while pledged, are individually
                                            designated in Borrower's servicing
                                            system to the Greenwich facility

Greenwich Capital Financial                 The Excess Cashflow Certificate for
Products, Inc. - Credit and Security        Long Beach Acceptance Auto Grantor
Agreement to provide residual financing     Trust 1997-1
for the Long Beach Acceptance Auto
Grantor Trust 1997-1 transaction

Greenwich Capital Financial                 The Excess Cashflow Certificate for
Products, Inc. - Credit and Security        Long Beach Acceptance Auto Grantor
Agreement to provide residual financing     Trust 1997-2
for the Long Beach Acceptance Auto
Grantor Trust 1997-2 transaction

Greenwich Capital Financial                 The Excess Cashflow Certificate for
Products, Inc. - Credit and Security        Long Beach Acceptance Auto Grantor
Agreement to provide residual financing     Trust 1998-1
for the Long Beach Acceptance Auto
Grantor Trust 1998-1 transaction

Greenwich Capital Financial                 The Excess Cashflow Certificate for
Products, Inc. - Credit and Security        Long Beach Acceptance Auto Grantor
Agreement to provide residual financing     Trust 1998-2
for the Long Beach Acceptance Auto
Grantor Trust 1998-2 transaction

Greenwich Capital Financial                 The Excess Cashflow Certificate for
Products, Inc. - Credit and Security        Long Beach Acceptance Auto
Agreement to provide residual financing     Recievables Trust 1999-1
for the Long Beach Acceptance Auto
Recievables Trust 1999-1 transaction

Greenwich Capital Financial                 The Excess Cashflow Certificate for
Products, Inc. - Credit and Security        Long Beach Acceptance Auto
Agreement to provide residual financing     Recievables Trust 1999-2
for the Long Beach Acceptance Auto
Recievables Trust 1999-2 transaction

Greenwich Capital Financial                 The Excess Cashflow Certificate for
Products, Inc. - Credit and Security        Long Beach Acceptance Auto
Agreement to provide residual financing     Recievables Trust 2000-1
for the Long Beach Acceptance Auto
Recievables Trust 2000-1 transaction

                                 SCHEDULE 5.2(p)
                               BUSINESS LOCATIONS


One Mack Centre Drive
Paramus, NJ  07652

500 North State College Boulevard
Orange, CA  92868

                                  SCHEDULE 8.1
                                     NOTICES

AS TO BORROWER

                                               WITH COPY TO:
Long Beach Acceptance Corp.
One Mack Centre Drive                          Long Beach Acceptance Corp.
Paramus, NJ  07652                             500 North State College Boulevard
Attention:  General Counsel                    Orange, CA  92868
Telephone:  201-262-5222, Ext. 208             Attention:  President
Telefax:  201-262-6868                         Telephone:  714-940-6005
                                               Telefax:  714-634-2379

AS TO LENDER:                                  WITH COPY TO:

Fred M. Kisare                                 Yvette A. Cox, Esq.
Vice President                                 Arter & Hadden, LLP
Bank One, Columbus, NA-OH1 -1 009              1 0 West Broad Street
150 East Campusview Blvd., Suite 280B          Columbus, OH 43215
Columbus, OH 43235                             Telephone: 614-221-3155
Telephone: 614-248-4681                        Telefax: 614-221-0479
Telefax:  614-248-0156

                                    EXHIBIT D

                                 BORROWING BASE



1.(a)  Borrowing Base total as of the last date of determination,            $___________
       _______________, ______, an amount equal to ninety percent (90%) of the aggregate amount of the Principal Balance outstanding under the
       Eligible contracts as calculated by Borrower's accounting systems and as agreed to by  Lender.

2.     Ninety percent (90%) of the aggregate amount of the Principal          $__________
       Balance for all Eligible Contracts as set forth in the Advance
       Request Report.

3.(a)  Ninety percent (90%) of the aggregate of the Principal Balance for     $__________
       any Eligible Contract(s) prepaid in whole or in part as per Section
       2.11 of the Loan Agreement.

3.(b)  Mandatory Prepayment of Revolving Credit Loans as per Section 2.9 of   $__________
       the Loan Agreement.

4.     Adjustments as needed and agreed.                                      $__________

5.     Borrowing Base ceiling.                                                $30,000,000.00

6.     Cash equivalent for amounts exceeded in Item 6.                        $__________


7.     Borrowing Base (Lines 1(a) + 2 -3(a) - 3(b) +/- 4-8)                   $__________


                                       BANC ONE CREDIT COMPANY
                                       PO Box 711009
                                       Columbus, OH 43271-1099

[BANK 1 ONE LOGO]


September 22, 2000

Mr. Steve Otlowski, AVP Compliance
Long Beach Acceptance Corp.
One Mack Center Dr.
Paramus, NJ. 07652

Subject: Amendment to the Loan Agreement

Dear Steve,

Bank One is pleased to approve the newly proposed Underwriting Guidelines (See attachment).

This memo serves as a written amendment to: Exhibit C of the Loan Agreement between Bank One, NA and Long Beach Acceptance Corp.

If the foregoing accurately reflects our understanding, please signify by signing the acknowledgement set forth below and return a copy this letter to me via telefax and via regular mail.

Sincerely,


Nick Focarett
Credit Manager
Bank One, NA

                                                  Acknowledged and Agreed:


                                                  ------------------------------
                                                  Steve T. Otlowski
                                                  AVP Compliance/Investor Sales
                                                  Long Beach Acceptance Corp.

CC: Fred Kisare, Craig Larson and Yvette Cox

                  LBAC NATIONAL PROGRAMS (Investor Maxtrix)      CALIFORNIA ONLY
                                                               EFFECTIVE 7/20/2K

                           THE M.A.C. PROGRAM

                       Matrix of Automobile Credit

LBAC INVESTOR PROGRAMS                                  CLASS I       CLASS IIA      CLASS IIB       CLASS III     LIMITED CREDIT
ACQUISITION FEE                                                                   REFER TO STATE MATRIX
-----------------------------------------------------------------------------------------------------------------------------------
VSI FEE                                                                           REFER TO STATE MATRIX
-----------------------------------------------------------------------------------------------------------------------------------
DISCOUNT FEE                                                                      REFER TO STATE MATRIX
-----------------------------------------------------------------------------------------------------------------------------------
LOAN AMOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
   Minimum                                               $5,000          $5,000         $5,000           $3,000          $3,000
-----------------------------------------------------------------------------------------------------------------------------------
   Maximum                                              $50,000         $40,000        $35,000          $25,000         $17,500
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM ADVANCE PROGRAM                                    145%            145%           145%             140%            125%
-----------------------------------------------------------------------------------------------------------------------------------
   Invoice/NADA/KELLEY      CALIFORNIA ONLY                120%            120%           115%             115%            100%
-----------------------------------------------------------------------------------------------------------------------------------
                                                     IF MAX ADVANCE IS LESS THAN OR EQUAL TO 130%,
                                                          INVOICE/NADA/KELLEY INCREASES TO 130%
-----------------------------------------------------------------------------------------------------------------------------------
   Plus TT&L                                                YES             YES            YES              YES        INCLUDES
-----------------------------------------------------------------------------------------------------------------------------------
   Plus Warranty                                         $[ILLEGIBLE]    $1,500         $[ILLEGIBLE]     $1,500       $[ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------
   4x4/Highline/Premium Warranty                         $2,000          $2,000         $2,000           $2,000          $2,000
-----------------------------------------------------------------------------------------------------------------------------------
   Plus Alarm                                              $500            $500           $500             $500            $500
-----------------------------------------------------------------------------------------------------------------------------------
   Plus Credit Life and Disability                    STATE CAP       STATE CAP      STATE CAP        STATE CAP       STATE CAP
-----------------------------------------------------------------------------------------------------------------------------------
PROGRAM DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
   Minimum Down Payment Required                           THE LESSER OF $1000 OR 10% CASH DOWN             10%             15%
-----------------------------------------------------------------------------------------------------------------------------------
   Residence and Employment Stability                   2-2 YR           2-2 YR         1-1 YR           1-1 YR          2-1 YR
-----------------------------------------------------------------------------------------------------------------------------------
   Qualifying Monthly Income Gross (Individual)                                   REFER TO STATE MATRIX
-----------------------------------------------------------------------------------------------------------------------------------
   Qualifying Monthly Income Gross (Joint)                                        REFER TO STATE MATRIX
-----------------------------------------------------------------------------------------------------------------------------------
                                                    W/INCOME <      W/INCOME <      W/INCOME <       W/INCOME <
                                                     $2000-50%       $2000-50%       $2000-50%        $2000-50%
                                                    W/INCOME >      W/INCOME >      W/INCOME >       W/INCOME >
   Debt Ratio: Gross                                 $2000-55%       $2000-55%       $2000-55%        $2000-55%             50%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    < 2000 = 18     < 2000 = 18
   Max Car Payment to Gross Income                         25%             25%             25%      > 2000 = 20     > 2000 = 20
-----------------------------------------------------------------------------------------------------------------------------------
   Rent Factor                                                                    REFER TO STATE MATRIX
-----------------------------------------------------------------------------------------------------------------------------------
   Insurance Factor                                       $100            $100            $100             $100            $100
-----------------------------------------------------------------------------------------------------------------------------------
                                              2Y 2 REV & 1 INS                   1Y 2 REV OR 1
                                                     WITH HIGH      1 YR 2 REV      INS W/HIGH      6 MON 2 REV
   Minimum Credit History                      CREDIT OF $3000        OR 1 INS CREDIT OF $1500         OR 1 INS             N/A
-----------------------------------------------------------------------------------------------------------------------------------
   Repossessions                                          NONE            2 YR            1 YR             1 YR             N/A
-----------------------------------------------------------------------------------------------------------------------------------
   Bankruptcies                                           NONE      2 YR-DISCH      1 YR-DISCH            DISCH             N/A
-----------------------------------------------------------------------------------------------------------------------------------
   Tax Liens                                       NONE (OPEN)              5%              5%               5%             N/A
-----------------------------------------------------------------------------------------------------------------------------------
   Derogs: Judgement, Collection and/or              AGGREGATE      AGGREGATE        AGGREGATE        AGGREGATE
   Charge Offs                                            $500          $4000            $5000          $10,000             N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                       CUR-MAX        CURRENT          CURRENT       30 DAY MAX
   Installment                                       PREV 3X30    MAX PREV 60     MAX PREV N/A         PREV N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     30 DAY MAX
                                                       CUR-MAX        CURRENT          CURRENT         IF TRADE
   Auto                                              PREV 3X30    MAX PREV 60     MAX PREV N/A         PREV N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                       CUR-MAX        CURRENT          CURRENT       30 DAY MAX
   Mortgage                                          PREV 0X30    MAX PREV 60     MAX PREV N/A         PREV N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                       CUR-MAX        CURRENT       30 DAY MAX       60 DAY MAX
   Revolving: Minor/Major                             PREV 1X60 MAX PREV 60-90     PREV N/A         PREV N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
   References                                                1              3                5                 5              5
-----------------------------------------------------------------------------------------------------------------------------------

Cars in excess of 90,000 miles can only be advanced up to 100% including TT&L (except CA)

/ /    Max rebatable is $2000 on limited credit

/ /    Or NADA or KELLEY value whichever is less (CA $500)

/ /    Factory rebate may be applied towards total down payment

/ /    3 yr history or residence & employment to be listed on application

/ / For purpose of debt ratio use 3% payment factor on balances greater than $500 and less than 2 years old (in states where garnishments are allowed.)

/ / Special consideration will be given to borrowers with stability in both residence and employment, compensating factors, medical judgments, and non credit judgments

--------------------------------------------------------------------------------

TERM EXTENSIONS

  NO TERM EXTENSIONS WITHOUT LBAC PRIOR APPROVAL

  NO TERM EXTENSIONS ON CARS WITH EXCESS MILEAGE

  MAXIMUM EXTENSION ON CLASS III-6 MONTHS-

  MAX TERM ON CLASS III AND LIMITED CREDIT IS 60 MONTHS.

  MAX TERM 66 MOS. ON NEW CARS (INCLUDING EXTENSION)
  CLASS I, IIA AND IIB ONLY--72 MONTH TERM AVAILABLE FOR 1998 AND NEWER
  VEHICLES

  NO TERM EXTENSION ON LIMITED CREDIT

--------------------------------------------------------------------------------



              CALIFORNIA ONLY

                  LBAC NATIONAL PROGRAMS (Investor Maxtrix)      EAST COAST ONLY
                                                               EFFECTIVE 7/20/2K

                           THE M.A.C. PROGRAM

                       Matrix of Automobile Credit

LBAC INVESTOR PROGRAMS                                  CLASS I       CLASS IIA      CLASS IIB       CLASS III     LIMITED CREDIT

ACQUISITION FEE                                                                   REFER TO STATE MATRIX
-----------------------------------------------------------------------------------------------------------------------------------
VSI FEE                                                                           REFER TO STATE MATRIX
-----------------------------------------------------------------------------------------------------------------------------------
DISCOUNT FEE                                                                      REFER TO STATE MATRIX
-----------------------------------------------------------------------------------------------------------------------------------
LOAN AMOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
   Minimum                                               $5,000          $5,000         $5,000           $3,000          $3,000
-----------------------------------------------------------------------------------------------------------------------------------
   Maximum                                              $50,000         $40,000        $35,000          $25,000         $17,500
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM ADVANCE PROGRAM                                    140%            140%           140%             140%            125%
-----------------------------------------------------------------------------------------------------------------------------------
   Invoice/NADA/KELLEY      EAST COAST ONLY                120%            115%           115%             115%            100%
-----------------------------------------------------------------------------------------------------------------------------------
                                                     IF MAX ADVANCE IS LESS THAN OR EQUAL TO 122%,
                                                         COLLATERAL ADVANCE INCREASES TO 122%
-----------------------------------------------------------------------------------------------------------------------------------
   Plus TT&L                                                YES             YES            YES              YES        INCLUDES
-----------------------------------------------------------------------------------------------------------------------------------
   Plus Warranty                                         $1,500          $1,500         $1,500           $1,500          $1,500
-----------------------------------------------------------------------------------------------------------------------------------
   4x4/Highline/Premium Warranty                         $2,000          $2,000         $2,000           $2,000          $2,000
-----------------------------------------------------------------------------------------------------------------------------------
   Plus Alarm                                              $500            $500           $500             $500            $500
-----------------------------------------------------------------------------------------------------------------------------------
   Plus Credit Life and Disability                    STATE CAP       STATE CAP      STATE CAP        STATE CAP       STATE CAP
-----------------------------------------------------------------------------------------------------------------------------------
PROGRAM DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
   Minimum Down Payment Required                           THE LESSER OF $1000 OR 10% CASH DOWN             10%             15%
-----------------------------------------------------------------------------------------------------------------------------------
   Residence and Employment Stability                   2-2 YR           2-2 YR         1-1 YR           1-1 YR          2-1 YR
-----------------------------------------------------------------------------------------------------------------------------------
   Qualifying Monthly Income Gross (Individual)                                   REFER TO STATE MATRIX
-----------------------------------------------------------------------------------------------------------------------------------
   Qualifying Monthly Income Gross (Joint)                                        REFER TO STATE MATRIX
-----------------------------------------------------------------------------------------------------------------------------------
                                                    W/INCOME <      W/INCOME <      W/INCOME <       W/INCOME <
                                                     $2000-50%       $2000-50%       $2000-50%        $2000-50%
                                                    W/INCOME >      W/INCOME >      W/INCOME >       W/INCOME >
   Debt Ratio: Gross                                 $2000-55%       $2000-55%       $2000-55%        $2000-55%             50%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    < 2000 = 18     < 2000 = 18
   Max Car Payment to Gross Income                         25%             25%             25%      > 2000 = 20     > 2000 = 20
-----------------------------------------------------------------------------------------------------------------------------------
   Rent Factor                                                                    REFER TO STATE MATRIX
-----------------------------------------------------------------------------------------------------------------------------------
   Insurance Factor                                       $100            $100            $100             $100            $100
-----------------------------------------------------------------------------------------------------------------------------------
                                              2Y 2 REV & 1 INS                   1Y 2 REV OR 1
                                                     WITH HIGH      1 YR 2 REV      INS W/HIGH      6 MON 2 REV
   Minimum Credit History                      CREDIT OF $3000        OR 1 INS CREDIT OF $1500         OR 1 INS             N/A
-----------------------------------------------------------------------------------------------------------------------------------
   Repossessions                                          NONE            2 YR            1 YR             1 YR             N/A
-----------------------------------------------------------------------------------------------------------------------------------
   Bankruptcies                                           NONE      2 YR-DISCH      1 YR-DISCH            DISCH             N/A
-----------------------------------------------------------------------------------------------------------------------------------
   Tax Liens                                       NONE (OPEN)              5%              5%               5%             N/A
-----------------------------------------------------------------------------------------------------------------------------------
   Derogs: Judgement, Collection and/or              AGGREGATE      AGGREGATE        AGGREGATE        AGGREGATE
   Charge Offs                                            $500          $4000            $5000          $10,000             N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                       CUR-MAX        CURRENT          CURRENT       30 DAY MAX
   Installment                                       PREV 3X30    MAX PREV 60     MAX PREV N/A         PREV N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     30 DAY MAX
                                                       CUR-MAX        CURRENT          CURRENT         IF TRADE
   Auto                                              PREV 3X30    MAX PREV 60     MAX PREV N/A         PREV N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                       CUR-MAX        CURRENT          CURRENT       30 DAY MAX
   Mortgage                                          PREV 0X30    MAX PREV 60     MAX PREV N/A         PREV N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                       CUR-MAX        CURRENT       30 DAY MAX       60 DAY MAX
   Revolving: Minor/Major                             PREV 1X60 MAX PREV 60-90     PREV N/A         PREV N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
   References                                                1              3                5                 5              5
-----------------------------------------------------------------------------------------------------------------------------------

Cars in excess of 90,000 miles can only be advanced up to 100% including TT&L (except CA)

/ /    Max rebatable is $2000 on limited credit

/ /    Or NADA or KELLEY value whichever is less (CA $500)

/ /    Factory rebate may be applied towards total down payment

/ /    3 yr history or residence & employment to be listed on application

/ / For purpose of debt ratio use 3% payment factor on balances greater than $500 and less than 2 years old (in states where garnishments are allowed.)

/ / Special consideration will be given to borrowers with stability in both residence and employment, compensating factors, medical judgments, and non credit judgments

--------------------------------------------------------------------------------

TERM EXTENSIONS

  NO TERM EXTENSIONS WITHOUT LBAC PRIOR APPROVAL

  NO TERM EXTENSIONS ON CARS WITH EXCESS MILEAGE

  MAXIMUM EXTENSION ON CLASS III-6 MONTHS

  MAX TERM ON CLASS III AND LIMITED CREDIT IS 60 MONTHS.

  MAX TERM 66 MOS. ON NEW CARS (INCLUDING EXTENSION)
  CLASS I, IIA AND IIB ONLY--72 MONTH TERM AVAILABLE FOR 1998 AND NEWER
  VEHICLES

  NO TERM EXTENSION ON LIMITED CREDIT


--------------------------------------------------------------------------------

                           ADDENDUM TO LOAN AGREEMENT
                            AND OTHER LOAN DOCUMENTS


         This Addendum to the Loan Agreement and other Loan Documents, dated as of September ______, 2000 ("Addendum") is between BANK ONE, NA ("Lender") and LONG BEACH ACCEPTANCE CORP. ("Borrower").

                                    RECITALS

         A. Effective August 16, 2000, the Lender and the Borrower entered into a Loan Agreement and other Loan Documents, whereby, pursuant to the terms and provisions thereof, Lender agreed to lend to Borrower and Borrower agreed to repay such borrowings.

         B. Pursuant to the terms of the certain letter agreement between the Lender and the Borrower dated August 19, 2000 ("Closing Status Letter"), funding under the Loan Agreement has been deferred until resolution of certain Open Items (as defined in the Closing Status Letter) could be resolved between the Lender and Borrower. Funding under the Loan Agreement has not yet occurred.

         C. To accommodate certain procedural difficulties recently discovered by Borrower in the administration of Contracts under the Custody Agreement, which Contracts are to be the Collateral of Lender, the Borrower has requested that certain provisions of the Loan Agreement and certain other Loan Documents be modified. In particular, the Borrower has requested that the Assignment as to each Contract which is to be included in each respective Legal File be delivered to the Custodian in the form of EXHIBIT F hereto, rather than as currently required by the Loan Agreement and other Loan Documents.

         D. Pursuant to the provisions of this Addendum, the Lender has agreed to this request of Borrower.

         Now, therefore, in consideration of the mutual covenants herein and in the Loan Agreement and other Loan Documents, the parties agree as follows:

SECTION 1. INCORPORATION AND CROSS REFERENCE

         All of the terms, agreements, conditions, provisions, covenants and remedies contained in the Loan Agreement and other Loan Documents are incorporated herein by this reference and, except as modified by this Addendum, shall remain in full force and effect in accordance with their respective terms. All terms defined in the Loan Agreement and the other Loan Documents shall have the same meaning herein as therein except as otherwise provided in this Addendum or except as the context of this

Addendum clearly requires or intends otherwise. The Recitals set forth above and this Incorporation and Cross Reference shall be deemed a part of this Addendum.

SECTION 2. AMENDMENT TO LOAN AGREEMENT

         2.1 Subparagraph (b) of Section 5.1(l) of the Loan Agreement shall be deleted and shall be replaced by the following:

                  (b) On or before the 10th (tenth) Business Day following each Advance Request, the Borrower shall make available to Lender, via the Borrower's document imaging system or at Borrower's premises, images or copies of such Legal Files.

                  Borrower shall place in the Legal File for each Contract a document in the form of EXHIBIT F.

         2.2. EXHIBIT F to the Loan Agreement shall be deleted and shall be replaced with the document marked EXHIBIT F attached hereto and incorporated herein.

SECTION 3. AMENDMENT TO SECURITY AGREEMENT AND ASSIGNMENT

         3.1 Section 5(b) of the Security Agreement and Assignment shall be deleted and shall be replaced by the following:

                  (b) On or before the 10th (tenth) Business Day following each Advance Request, the Debtor shall make available to Secured Party, via the Debtor's document imaging system or at the Debtor's premises, images or copies of such Legal Files.

                  Debtor shall place in the Legal File for each contract the document in the form of EXHIBIT F to the Loan Agreement.

         3.2 Section 10(f) of the Security Agreement and Assignment shall be deleted and shall be replaced with the following:

                  (f) APPOINTMENT OF ATTORNEY-IN-FACT. Debtor hereby irrevocably appoints Secured Party or its designee as Debtor's attorney-in-fact, with full authority in the place instead of Debtor, from time to time in Secured Party's discretion prior to, upon, during, and after an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation, (i) to perfect and continue to perfect the security interests created by this Agreement; (ii) to ask, demand, collect or sue for, recover, compound, receive and give acquittance in receipts for any monies due or becoming due under or in respect for any Collateral; (iii) to receive, endorse and collect any Contract or any drafts or other instruments, or documents representing proceeds therefrom; (iv) complete the Assignment in the form of EXHIBIT F to the Loan Agreement with the name of Secured Party as Subsequent Assignee, the name(s) of the obligor and the seller as to each particular Contract, a description of the vehicle subject of the Contract and execute the Assignment in the name of and on behalf of the Debtor; and (v) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary to desirable for the collection of any Collateral or otherwise to enforce the rights of Secured Party in the Collateral; and, in addition to the foregoing, after an Event of Default, to sell or assign any Contract held as Collateral upon such terms, for such amounts and at such time or times Secured Party deems advisable.

SECTION 4. MISCELLANEOUS

         4.1 This Addendum is a Loan Document and shall be governed by, and shall be construed and enforced in accordance with that certain Agreement With Respect to Prevention and Resolution of Disputes, the terms and provisions of which are incorporated herein.

         4.2 This Addendum may be amended only by an instrument in writing executed jointly by the Borrower and the Lender, and supplemented only by documents delivered or to be delivered in accordance with the expressed terms hereof.

         4.3 This Addendum may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Addendum, it shall not be necessary to produce or account for more than one such counterpart.

         4.4 This Addendum shall be binding on the Borrower and its successors and assigns and shall inure to the benefit of Lender and Lender's successors and assigns.

         4.5 This Addendum and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements by the parties.

         4.6 If any one or more of the provisions of this Addendum shall for any reason be held invalid, then such provision shall be deemed severable from this Addendum and shall not affect the enforceability or validity of any other provision(s) of this Addendum.

                                        Borrower:
                                        LONG BEACH ACCEPTANCE CORP.


                                        By:
                                           -------------------------------------
                                           Name:
                                        Its:
                                            ---------------------------------


                                        Lender:
                                        BANK ONE, NA



                                        By:
                                           -------------------------------------
                                           Name:  Fred M. Kisare
                                        Its:     Vice President